UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER: 811-08627

                               OPTIQUE FUNDS, INC.
               (Exact name of registrant as specified in charter)

                                    --------


                           555 Main Street, Suite 400
                                Racine, WI 53403
               (Address of principal executive offices) (Zip code)

                                 Colette Wallner
                           Optique Capital Management
                           555 Main Street, Suite 400
                                Racine, WI 53403
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-276-8272

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2007

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2007

ITEM 1.    REPORTS TO STOCKHOLDERS.






                              [OPTIQUE FUNDS LOGO]

                         (FORMERLY JOHNSONFAMILY FUNDS)





--------------------------------------------------------------------------------
                         OCTOBER 31, 2007 ANNUAL REPORT
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Shareholder Letter .......................................................    1

Portfolio Commentaries ...................................................    2

Schedules of Investments

   Optique Large Cap Value Fund ..........................................   14

   Optique Small Cap Value Fund ..........................................   16

   Optique International Value Fund ......................................   18

   Optique Intermediate Fixed Income Fund ................................   21

Statements of Assets and Liabilities .....................................   24

Statements of Operations .................................................   25

Statements of Changes in Net Assets ......................................   26

Financial Highlights .....................................................   28

Notes to the Financial Statements ........................................   32

Report of Independent Registered Public Accounting Firm ..................   40

Directors and Officers of the Company ....................................   41

Disclosure of Fund Expenses ..............................................   43

Approval of Investment Advisory Contracts ................................   44

Notice to Shareholders ...................................................   46

Shareholder Voting Results ...............................................   47



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              NOT FDIC-INSURED
-------------------------------------------
     May lose value. No bank guarantee.
-------------------------------------------

Shares of Optique Funds are distributed by an independent third party, SEI Investments
Distribution Co.

SHAREHOLDER LETTER OCTOBER 31, 2007


Dear Shareholders,

It is with great pleasure and excited anticipation that I report to you on your fund adviser's new ownership. On November 30, 2007 after the shareholders of JohnsonFamily Funds approved new advisory agreements, the management-led buyout of Johnson Asset Management was officially closed.

The management group teamed with Lubar & Co. family members to complete the transaction. For more than 25 years, Lubar principals have worked closely with management partners, providing counsel and expertise in developing and executing strategic plans, guiding corporate governance and building shareholder value.

Our new name is Optique Capital Management, Inc. and your Board changed the name of the mutual funds to Optique Funds.

While change isn't always a good thing for mutual funds, we're feeling very good about this particular change. While the name is different, the investment team responsible for the management of the funds remains the same. Our philosophy and investment discipline are as strong and consistent as at anytime in our history and we believe that this consistency will prove valuable over time.

As is customary, our portfolio management team offers detailed analysis and a market outlook for each of our four portfolios on pages 2-13. The commentaries provide further insight into our investment philosophy and unique perspective on the economy and the markets. Of course, if at any time you wish to discuss our portfolio management style in greater detail, I welcome your call.

We appreciate your continued confidence and look forward to working with you in 2008.



Kind regards,

/s/ Colette M. Wallner

Colette M. Wallner
President


                                                 OPTIQUE FUNDS  ANNUAL REPORT  1

PORTFOLIO COMMENTARIES OCTOBER 31, 2007

LARGE CAP VALUE FUND

The Optique Large Cap Value Fund's (the "Fund") return for the 12 months ended October 31, 2007 was 6.90% versus the S&P 500 Index return of 14.56% and the Russell 1000 Value Index (the "Index") return of 10.83%.

After six years of value leadership in the U.S. equity markets, 2007 marked a decided shift away from value to growth. The unfolding sub-prime crisis and growing concerns about a recession in 2008 have negatively affected value investors as financials and consumer discretionary shares crumpled. As the economic outlook became murkier, investors rotated into materials and technology stocks, areas of the market this Fund typically underweights, as well as global industrials. Additionally, investors appear to be willing to pay a premium for shares with greater earnings visibility given heightened market fear. As value investors, we mostly own shares of out of favor companies and with that comes a greater degree of earnings uncertainty. Earnings multiples in many of these types of names have been contracting even though the S&P 500 Index multiple has been expanding in recent quarters. Although we are disappointed in our performance results in 2007, this year marks the first year since 2000 that this Fund has underperformed the S&P 500 Index, a track record of which we are most proud.

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN

                FOR THE PERIODS ENDED OCTOBER 31, 2007

                ONE YEAR   5 YEAR   SINCE INCEPTION*
                ------------------------------------
                  6.90%    15.35%         6.42%

                RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           Optique Large Cap Value Fund       S&P 500 Index        Russell 1000 Value Index
3/31/98    $10,000                            $10,000              $10,000
'98          9,614                             10,060                9,569
'99         10,223                             12,642               11,151
'00         10,462                             13,412               11,767
'01         10,297                             10,072               10,371
'02          8,892                              8,550                9,332
'03         11,109                             10,329               11,467
'04         12,805                             11,302               13,239
'05         14,188                             12,287               14,809
'06         16,985                             14,295               17,987
'07         18,157                             16,376               19,935

* ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

      The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

      The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

      Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.


2  OPTIQUE FUNDS  ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2007

PERFORMANCE ANALYSIS

Performance in the Fund for the 2007 fiscal year trailed that of the Index. Positive performance contribution came primarily from three sectors: consumer staples, technology and industrials. Consumer staples holdings Unilever (+39%), Constellation Brands (+31%) and Molson Coors (+21%) were the Fund's largest performance contributors to the Index during the year. The Fund continues to hold Unilever and Constellation Brands, although Molson was sold during the year. While Unilever shares have experienced meaningful multiple expansion--from 13 times earnings at time of purchase in 2005 to 18 times earnings today--the shares carry nearly a 20% discount to those of Proctor & Gamble, its global competitor. Constellation Brands was an opportunistic investment by the Fund following a series of earnings disappointments that sent the shares sharply lower early in 2007 from a high of $29 to the high teens. The transitory issues negatively impacting the company are abating and the shares are slowly recovering off its lows where the Fund was a buyer in March 2007.

Positive performance from Sony, Symantec and Check Point Software produced a 35% return in the Fund's technology sector against only a 13% return in the Index. During the Fund's fiscal year, shares of Symantec were sold for Sony. Although the Fund generally makes long-term purchase and sale decisions, Sony shares rallied sharply--from $40 to over $51--shortly after the Fund's purchase and were sold in favor of Motorola. The Fund continues to own Check Point Software, a leader in firewall and VPN security software. Despite stronger than expected advances in both revenue and earnings, the share's valuation remains quite depressed at 13 times earnings.

U.S. industrials posted strong performance in 2007 driven by strong global growth opportunities. The Fund's holdings outperformed the Index driven by strength in defense contractors Lockheed Martin and General Dynamics and conglomerates General Electric and 3M. Large cap industrials are now trading at a premium to the Index and to the Fund's overall portfolio as the group has been an investor favorite on strong earnings gains in recent years. The Fund continues to hold these shares although the forward earnings and return outlook is cloudier today. Still, we note strong global growth opportunities imbedded in General Dynamic's business jet division and GE's water infrastructure and aerospace businesses. Lockheed Martin is generating enormous cash and is using that excess cash to repurchase shares while 3M has a pristine balance sheet and a highly diversified revenue and earnings stream.

Mirroring the bifurcated market of 2007, the Fund has suffered from the growing credit crisis. The Fund always has exposure to financials as they represent over 30% of the Index. And we believe that many of the financials have solid growth opportunities through global expansion (Citigroup, JP Morgan) and through industry consolidation (Regions Financial, Wachovia). At the earliest signs of sub-prime problems, we initiated a broad review of our exposure concluding that a reduction in financial exposure was in the Fund's best interest. As such, long-term holding Bear Stearns was sold at $135 per share and MBIA at $70.75 per share as compared to $94 and $30 per share respectively at October 31, 2007. In retrospect, the Fund would have benefited from a greater reduction in financial exposure as two of the five worst performing relative sectors to the Index were financial: banking and insurance.


                                                 OPTIQUE FUNDS  ANNUAL REPORT  3

PORTFOLIO COMMENTARIES OCTOBER 31, 2007

LARGE CAP VALUE FUND (CONCLUDED)

All regional banks have some exposure to the mortgage industry and in the Fund we have always diversified our risks both geographically and operationally. As such, two of the regional bank holdings, National City and Washington Mutual, have greater exposure to the mortgage industry and consumer lending than do others. The shares of both companies have been under significant pressure and have hurt performance of the Fund by about 1% on a relative basis. Since the end of Fund's fiscal year, holdings in both companies have been sold with exposure maintained in banking but in franchises with considerably stronger capital and market positioning, M&I headquartered in Milwaukee, Wisconsin and BB&T in Winston-Salem, North Carolina.

The Fund's insurance holdings cost 70 basis points in relative performance to the Index. While shares of Travelers posted modest gains over the past year, the Fund's exposure to Old Republic and Genworth Financial also have been hurt by the housing industry downturn. Old Republic operates a large title insurance company, representing 23% of premiums earned. This business will most likely be under pressure into 2008 given the severe downturn in housing. During the fiscal year, shares of Old Republic declined over 30% putting current valuations at very attractive levels 0.8 book value and 10 times trailing earnings. The company remains well capitalized offering significant upside opportunity as the current storm passes. Genworth Financial has modest exposure to the mortgage insurance business representing about 14% of revenue. However, much of this exposure, unlike MGIC and Radian, is outside of the U.S. where loss ratios should prove less onerous. Trading at 0.9 book value and 9 times earnings, the shares appear to be very attractive over the next several years. Additionally, the company just recently announced a $1 billion share repurchase plan through 2009.

Clearly, these are challenging times for the U.S. equity markets and particularly challenging for value funds. We understand that the myriad of risks investors face today are impossible to measure given all the moving parts. As such, we are working diligently to take only those risks we believe provide the appropriate long-term return opportunity for our shareholders.


4  OPTIQUE FUNDS  ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2007

SMALL CAP VALUE FUND

The Optique Small Cap Value Fund's return for the 12 months ending October 31, 2007, was (4.95%) underperforming the Russell 2000 Value Index return of 2.05% and the Russell 2000 Index return of 9.27%.

Small cap stocks underperformed their large cap counterparts in the Fund's fiscal year while growth stocks outperformed value stocks by a wide margin. Small cap stocks suffered relative to their larger peers on greater reliance on the US domestic economy. The current housing crisis and credit crunch have negatively impacted consumer spending habits and slowed domestic growth. Larger companies receive as much as 40% of their revenue from international economies while smaller company exposure is considerably less. Growth from developing economies, such as China and India, has supported the profits of many large multinational companies. The value markets are also depressed due to their heavy exposure to financials and their limited exposure to healthcare and technology. The top performing small cap sectors were those that benefited the most from strong global growth and high commodity prices including metals (+53%), capital goods (+43%), chemicals (+37%), energy (+37%), and technology (+29%). The weakest sectors were those exposed to the current housing and credit crisis as well as the slowdown in consumer spending including building (-18%), banking (-13%), and retail (-3%).

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN

                FOR THE PERIODS ENDED OCTOBER 31, 2007

                ONE YEAR   5 YEAR   SINCE INCEPTION*
                ------------------------------------
                 (4.95)%   13.42%         7.31%

                RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           Optique Small Cap Value Fund       Russell 2000 Value Index       Russell 2000 Index
3/31/98    $10,000                            $10,000                        $10,000
'98          8,220                              8,151                          7,923
'99          8,357                              8,209                          9,101
'00          9,297                              9,630                         10,685
'01         11,653                             10,472                          9,328
'02         10,477                             10,207                          8,249
'03         14,563                             14,320                         11,826
'04         15,838                             16,896                         13,213
'05         16,934                             19,099                         14,809
'06         20,692                             23,473                         17,768
'07         19,668                             23,954                         19,415

* ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

      The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

      The Russell 2000(R) Index is a popular measure of the stock performance of small companies comprised of the stocks of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

      Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.


                                                 OPTIQUE FUNDS  ANNUAL REPORT  5

PORTFOLIO COMMENTARIES OCTOBER 31, 2007

On an absolute basis, the strongest performing sectors in the Fund included chemicals, industrials, technology and healthcare. In chemicals, Olin shares rose 30% on their announced acquisition of a competitor, Pioneer, that will meaningfully add value through cost synergies and increase their diversified global footprint and distribution network. The two top performers in industrials were United Rentals (+40%) and EDO Corporation (+31%). Private equity firm Cerberus Capital announced a deal to acquire United Rentals. The Fund sold the shares in early October 2007 as the closing neared and other announced deals were falling apart. Since that time, Cerberus did cancel its planned acquisition of the company and the Fund has repurchased the shares at a price below the original purchase price. EDO benefited from continued growth in defense spending, new government contracts and acquisitions and agreed to be acquired by conglomerate ITT. The top performers in technology and healthcare were Mapinfo (53%) and Biosite (87%), respectively. Both companies were acquired during the Fund's fiscal year.

On an absolute basis, the poorest performing sectors included retail, transportation and durables. In retail, both Stein Mart (-47%) and Finish Line (-71%) were negatively impacted by weak consumer spending translating into negative same store sales growth in poor earnings. In addition, Finish Line was adversely affected by the uncertainty of its proposed acquisition of Genesco. Trucking company YRC Worldwide (-37%) was lower on a reduced shipping environment mainly due to weaker homebuilding and retail shipments. Furniture Brands (-17%) and Helen of Troy (-21%) combined to drive consumer durable performance lower.

The Fund experienced strong performance on a relative basis in real estate investment trusts, banking, technology, and utilities. In REITs (Real Estate Investment Trusts), the Fund's underweight and out-performance led to a superior relative return. The Fund avoided mortgage-backed security exposure and limited its housing to one apartment REIT that was sold early in the year. The Fund's top performing REIT was HRPT Properties (+8%). In banking, the Fund was down 12% versus the index sector down 17%. The Fund avoided all thrifts and their inherent housing risks. Chittenden was the top performer after being acquired by People's United Financial. Along with the buyout of Mapinfo in technology, other strong performers included SPSS (+30%), Vignette (+22%), and Sybase (+17%). The Fund's utility sector benefited from a slight overweight position and returned over 7% versus only 2% for the index. The sector was lead by Southwest Gas (+10%) and WGL Holdings (+6%).

The weakest performers on a relative basis included retail, services and staples. As mentioned above, Finish Line (-71%) and Stein Mart (-48%) mainly contributed to the weak retail performance. In services, restaurant operator
Ruby Tuesday (-44%) was the laggard of the group. Ruby Tuesday, which is successfully transitioning itself from a bar and grill to a more casual dining restaurant, has been hurt by a slowdown in consumer spending. In staples, Pantry (-49%) was unable to meet profitability expectations for gasoline margins.

As of October 31, 2007, the Fund's holdings are attractively valued relative to the Russell 2000 Value Index. While we remain cautious due to the slowdown in the US economy, we believe many sectors in the small cap value market may already reflect recessionary prices. Risks lie in those sectors that benefited the most


6  OPTIQUE FUNDS  ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2007

SMALL CAP VALUE FUND (CONCLUDED)

from emerging market growth, as we do not believe developing economies have decoupled from developed economies. Some securities we have high hopes for in the next fiscal year include Charming Shoppes, Ruby Tuesday, GSI Group, and MCG Capital.


                                                 OPTIQUE FUNDS  ANNUAL REPORT  7

PORTFOLIO COMMENTARIES OCTOBER 31, 2007

INTERNATIONAL VALUE FUND

For the one-year period ended October 31, 2007, the Optique International Value Fund returned 21.61%, underperforming the benchmark MSCI World ex-USA Index total return of 26.33%.

It was another strong year for international markets. Investors were confident that strong growth in the emerging economies of Asia, Eastern Europe, and South America would drive global demand growth and offset a potential slowdown in the US. The prevailing view drove commodities prices ever higher, and the USD lower. Commodities-linked markets such as Canada and Australia were amongst the best performers, advancing 43% and 58% respectively in USD terms thanks to a combination of market appreciation and 20% currency gains. While the upward march of foreign stocks continued, investor appreciation for the risks to the global economy inherent in the housing market weakness in the US, UK, and Japan, as well as the possibility of overheating in China, was apparent in the greater volatility of share prices. Chinese moves to rein in credit growth - particularly credit used to buy stocks - sent the Shanghai exchange down 9% in a single day in February, and world markets responded by selling off 10% over the next few days. Recovering fairly quickly, the markets bounced up and down in June, then took a real dive in July as fears of a global credit crisis took root. The MSCI benchmark plunged 12%. However, interest rate cuts by the US Fed, and

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN

                FOR THE PERIODS ENDED OCTOBER 31, 2007

                ONE YEAR   5 YEAR   SINCE INCEPTION*
                ------------------------------------
                 21.61%    22.35%         9.61%

                RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           Optique International     Morgan Stanley Capital                Morgan Stanley Capital International
           Value Fund                International World ex-USA Index      World ex-USA Value Index
3/31/98    $10,000                   $10,000                               $10,000
'98          8,969                     9,491                                 9,305
'99         10,570                    11,720                                11,608
'00         11,326                    11,551                                11,823
'01          9,250                     8,623                                 9,644
'02          8,783                     7,503                                 8,229
'03         11,425                     9,616                                11,016
'04         13,692                    11,467                                13,645
'05         15,897                    13,586                                16,215
'06         19,803                    17,316                                21,169
'07         24,083                    21,875                                25,921

* ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

      The Morgan Stanley Capital International (MSCI) World ex-USA Value Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

      The MSCI World ex-USA Index is the aggregate of 23 individual country indices calculated by MSCI. The index excludes the U.S. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index.

      Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

      Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve investment risks including currency, liquidity, political, economic and market risks.


8  OPTIQUE FUNDS  ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2007
central bank injections of liquidity to banking systems in the US, Europe, UK and Canada convinced investors that all was right with the world. The MSCI benchmark closed the year at another record high.

Not all markets performed equally well, however. Hong Kong's Hang Seng Stock Index gained 76.88%, despite the Hong Kong dollar's peg to the US dollar, on speculation that money from the mainland will pour into the island's stock market as the government eases investment curbs. European markets were strong, gaining between 15% and 30% for the most part, with Germany's DAX earning a 44.90% return, thanks in part to the surging Euro. Economic growth on the continent has improved and unemployment, particularly in Germany, has declined. A flurry of Mergers & Acquisitions activity has helped drive share prices. The UK market started out strong but plunged 20% in July-August as the credit crisis brought down Northern Rock, a major UK mortgage lender. Japan's market was the weakest by far for the year, with the TOPIX barely eking out a positive return of 2.89%. The Japanese economy shrank 1.2% in the second quarter. The leading indicator index fell in September to its lowest level in a decade and well below the level that indicates the economy may slow over the next 3 to 6 months. Credit growth has been practically non-existent in Japan, and the shakeup of the consumer finance industry has decimated lenders. Housing starts plunged over 43% in August, to the lowest in four decades, after a regulation change caused delays in building approvals. The small gain in the TOPIX masks the collapse of value stocks, smaller cap stocks, and the financial and consumer discretionary areas of the market. The silver lining is that there are now real bargains to be found in the Japanese market.

The Fund is overweighted in Asia Pacific and underweighted in the UK and continental Europe. Emerging market exposure is limited. By sector, the Fund is modestly overweighted in services and health care and underweighted in materials and financials.

PERFORMANCE ANALYSIS

The Fund gained 21.61% for the year, lagging the benchmark return of 26.33%. The underperformance is largely due to portfolio structure, as the stock selection effect was positive. We remain underweighted in metals on valuation concern. As the sector continues to outperform, its weight in the benchmark MSCI World ex USA index has jumped to over 6%, from just 1.5% five years ago. Over the same period, the Fund's weight has declined as we sold winners and had two of our holdings acquired - Arcelor in 2006 and Alcan this year. The metals underweight cost nearly 400 basis points in performance. However, stock selection in the sector was positive: the Fund's average return over the past fiscal year was 149% versus the sector return of 68%. Our worst-performing sector was services. Consumer discretionary stocks were amongst the worst performers for the year, and Japanese services names, of which we hold several, were particularly weak. Holding a small amount of cash in the portfolio resulted in a cash drag of 120 basis points. On a more positive note, the Fund's holdings outperformed in a number of areas, including energy, REITs and industrials. In energy, Sinopec and Petrobras gained 120% and 118% respectively for the year. Unlike the major integrated players, both companies managed to raise output as well as profitability. In REITs, Hong


                                                 OPTIQUE FUNDS  ANNUAL REPORT  9

PORTFOLIO COMMENTARIES OCTOBER 31, 2007

INTERNATIONAL VALUE FUND (CONCLUDED)

Kong's Hang Lung Group climbed 138% thanks to its exposure to the booming mainland Chinese real estate market, and Investa Property Group in Australia rose 44% on Morgan Stanley Real Estate's bid for the company. In industrials, Mitsubishi Corp, the Japanese trading company, is a stealth commodity play due to its heavy exposure to energy and copper, and as commodity prices continued to rise the stock gained 77%. Siemens returned 53%. The company is intent on putting the unfortunate bribery scandal behind it, and a new chairman and CEO were brought in to focus on moving the company forward. Non-core business units have been shed, and Siemens has sharpened its focus on core businesses of automation, power, and medical technology. By country, the selection effect was negative in Japan and the UK, where we are overrepresented in financials and services. The large overweight position in Hong Kong, the best performing major market for the year, was a positive.

MARKET OUTLOOK

We continue to find attractive opportunities in foreign markets. By region we are overweighted in Asia Pacific, where economies and earnings growth is strong. We also continue to have a small exposure to emerging markets, which are not included in the benchmark, and as a result are slightly underweighted in continental Europe. International markets have been remarkably strong for several years now, and we are optimistic that corporate strength in Japan and the strongest growth for years in Europe, as well as booming China and Asia Pacific, will continue to underpin prices. However, we believe that returns will be more muted in future, with greater focus on earnings stability. Attention to valuation and quality of earnings will likely be rewarded in this environment. We believe that we are positioned well for a period of more modest returns.


10  OPTIQUE FUNDS  ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2007

INTERMEDIATE FIXED INCOME FUND

The Optique Capital Intermediate Fixed Income Fund's (the Fund) return for 12 months ending October 31, 2007, was 4.84% underperforming the benchmark bond index, Lehman Brothers Government Credit Intermediate (LBGCI), which returned 5.65%.

PERFORMANCE ANALYSIS

At the beginning of the twelve month period, statistics on economic growth and inflation remained mixed. There was a slight concern that the Fed Open Market
Committee ("FOMC") would continue to raise rates again, as core inflation measures continued to rise. However, these troublesome statistics were now coupled with a slowdown in economic growth. At the 2006 calendar year-end, economic data showed some improvement and the fixed income markets corrected. The FOMC responded predictably by leaving the fed funds rate unchanged at 5.25% in December. Throughout this time period the Fund, relative to the

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN

                FOR THE PERIODS ENDED OCTOBER 31, 2007

                ONE YEAR   5 YEAR   SINCE INCEPTION*
                ------------------------------------
                  4.84%     3.60%         4.53%

                RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           Optique Intermediate     Lehman Brothers Intermediate     Morningstar[R] Intermediate-Term
           Fixed Income Fund        Government/Credit Bond Index     Bond Fund Category Index
3/31/98    $10,000                  $10,000                          $10,000
'98         10,590                   10,634                           10,475
'99         10,351                   10,740                           10,463
'00         10,930                   11,433                           11,064
'01         12,469                   13,063                           12,509
'02         12,814                   13,835                           12,941
'03         13,564                   14,586                           13,729
'04         13,969                   15,217                           14,408
'05         14,012                   15,259                           14,531
'06         14,586                   15,970                           15,214
'07         15,292                   16,872                           15,851

* ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

      The Lehman Brothers Intermediate Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. The Lehman Intermediate Government/Credit Bond Index sectors are Industrial, Finance, Utility and Yankee. Also included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. It includes only those bonds with maturities of up to 10 years.

      The Morningstar(R) Intermediate-Term Bond Fund Category Index is the average cumulative total performance assuming reinvestment of dividends and capital gains distributions of funds tracked by Morningstar(R), Inc. that invest their assets primarily in U.S. corporate and other investment-grade issues. The bonds have an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four but less than ten years.

      Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.


                                                OPTIQUE FUNDS  ANNUAL REPORT  11

PORTFOLIO COMMENTARIES  OCTOBER 31, 2007

LBGCI, exhibited a slightly lower duration posture due to our expectation of economic weakness. Further, we held a slight overweighing in shorter-term corporate and agency bonds. These tactics added to positive performance, as the Fund outperformed the benchmark index by 4 basis points ("bp") during the 2006 period.

During the first quarter of 2007, interest rates were volatile, but essentially ended the quarter unchanged, as economic statistics remained mixed. In February, a deterioration in subprime mortgages caused credit spreads to widen. The realization by market participants of the possibility that this problem might spread to prime mortgages and revolving credit loans resulted in the widely followed Lehman Credit Index widening from an option adjusted spread of +76 to +84 bp. The new risk assessment led to the inevitable flight to quality, causing treasury yields to fall in a non-parallel fashion. The Fund participated in the markets rally but, an overweighting in Corporate and Agency bonds diminished relative performance. A 17% underweighting in Treasury securities led to LBGCI out performance by 17bp.

The second quarter revealed how just how tenuous and vulnerable the fixed income markets can be. The market was exceptionally volatile, as the consensus forecast of an imminent Fed ease was abandoned due to stronger than expected economic growth and higher "headline" inflation statistics. A rise of 40-60 basis points in intermediate and longer term interest rates from mid-April to mid-May was followed by an abrupt rebound brought about by a "flight to quality". As measured by the 10-year benchmark US Treasury, rates increased 65bp and were followed by a 28bp retrenchment. The latter move stemmed from turmoil at several hedge funds affected by subprime mortgage exposure. During the second quarter the Fund gained back ground on the benchmark index. The Fund's performance was 26bp greater than the LBGCI due to select maturity allocations and consolidations in credit spreads. Further, the overweighing in corporate and agency securities produced a slight yield advantage.

In the second half of 2007, subprime mortgage problems continued to stun the markets, as the depth and breadth of the problem became known. Unfortunately, the contagion expanded globally to include not only hedge funds, but also banks, finance and insurance companies. The real market damage was realized when the issuance of commercial paper nearly froze, as money market mutual funds stopped reinvesting in questionable commercial paper, paralyzing the credit markets. At this point, the FOMC stepped in between meetings to assist the market's liquidity problem by providing a cash reserve infusion and lowering only the discount rate by 50bp. This action only provided a short-term respite.

With market participants clamoring for further relief, on September 18th, The FOMC lowered both the fed funds rate and discount rate by 50bp to 4.75% and 5.25% respectively. This latter move restored liquidity and reassurance to the market and produced a rally in all credit related yield spreads. Additionally, Treasury interest rates rose from the lows of the quarter. At the FOMC's October 31st meeting, the fed funds and discount rate were lowered another 25 basis point to 4.50% and 5.00% respectively. This move caused benchmark Treasuries to rise in a non-parallel fashion from 14bp in 2-year treasuries to 9bp in 10-year instruments. During this very volatile period, the Fund returned 3.50%.


12  OPTIQUE FUNDS  ANNUAL REPORT

PORTFOLIO COMMENTARIES  OCTOBER 31, 2007

INTERMEDIATE FIXED INCOME FUND (CONCLUDED)

MARKET OUTLOOK

For the remainder of 2007, caution and addressing potential event risk will be the key to achieving excess positive return to the benchmark. The performance of the bond market will largely be determined by economic growth and inflation. The major factors weighing on the economy, are housing issues and a possible downturn in employment. We expect the Treasury curve to become steeper, as negative factors dominate the near-term market and the FOMC remains accommodative. However, over the longer-term horizon, the underlying strength of the U.S. economy should take hold. We envision corporate bond spreads to widen over the remainder of the year providing possible opportunities. Therefore, our focus for the Fund will tend to be neutral to slightly long overall duration. Further, we will seek to reduce our government agency allocation in favor of Treasuries and corporates at the appropriate juncture.


                                                OPTIQUE FUNDS  ANNUAL REPORT  13

SCHEDULE OF INVESTMENTS  OCTOBER 31, 2007

LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)+:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

27.3%    Financials
13.0%    Energy
12.7%    Industrials
 9.3%    Health Care
 7.7%    Consumer Discretionary
 6.4%    Consumer Staples
 6.3%    Information Technology
 6.1%    Utilities
 4.3%    Telecommunication Services
 4.0%    Materials
 2.9%    Short-Term Investments

+  PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

  Number
 of Shares                                                             Value
--------------------------------------------------------------------------------
             COMMON STOCK - 97.24%
             AEROSPACE & DEFENSE - 4.50%
    40,715   General Dynamics Corp.                                $   3,703,436
    28,750   Lockheed Martin Corp.                                     3,163,650
                                                                   -------------
                                                                       6,867,086
                                                                   -------------
             BANKS - 11.72%
    95,715   Bank of America Corp.                                     4,621,120
   163,370   Huntington Bancshares, Inc.                               2,925,957
   114,000   National City Corp.                                       2,764,500
   103,840   Regions Financial Corp.                                   2,816,141
    51,455   Wachovia Corp.                                            2,353,037
    86,295   Washington Mutual, Inc.                                   2,405,905
                                                                   -------------
                                                                      17,886,660
                                                                   -------------
             BASIC - CHEMICAL - 2.15%
    72,755   Dow Chemical Co.                                          3,276,885
                                                                   -------------
             BASIC - PAPER - 1.88%
    77,450   International Paper Co.                                   2,862,552
                                                                   -------------
             CONSUMER PRODUCTS - 2.11%
    38,405   Fortune Brands, Inc.                                      3,217,187
                                                                   -------------
             CONSUMER STAPLES - 6.42%
   128,170   Constellation Brands, Inc.,
             Class A*                                                  3,219,631
    81,220   SUPERVALU, Inc.                                           3,147,275
   101,463   Unilever PLC ADR                                          3,435,537
                                                                   -------------
                                                                       9,802,443
                                                                   -------------
             DIVERSIFIED MANUFACTURING - 6.18%
    38,905   3M Co.                                                    3,359,836
    31,395   Eaton Corp.                                               2,906,549
    77,000   General Electric Co.                                      3,169,320
                                                                   -------------
                                                                       9,435,705
                                                                   -------------

  Number
 of Shares                                                             Value
--------------------------------------------------------------------------------
             ENERGY - 13.03%
    57,500   Anadarko Petroleum Corp.                              $   3,393,650
    34,830   Apache Corp.                                              3,615,702
    33,250   Chevron Corp.                                             3,042,707
    35,235   ConocoPhillips                                            2,993,566
    39,625   Exxon Mobil Corp.                                         3,645,104
    54,020   Marathon Oil Corp.                                        3,194,203
                                                                   -------------
                                                                      19,884,932
                                                                   -------------
             ENTERTAINMENT - 1.79%
   149,570   Time Warner, Inc.                                         2,731,148
                                                                   -------------
             FINANCIAL - 8.45%
    56,050   CIT Group, Inc.                                           1,975,202
   105,250   Citigroup, Inc.                                           4,409,975
    19,867   Discover Financial Services                                 383,433
    63,485   JPMorgan Chase & Co.                                      2,983,795
    46,615   Morgan Stanley                                            3,135,325
                                                                   -------------
                                                                      12,887,730
                                                                   -------------
             HEALTH CARE - 3.70%
    46,915   Barr Pharmaceuticals, Inc.*                               2,689,168
   119,925   Pfizer, Inc.                                              2,951,354
                                                                   -------------
                                                                       5,640,522
                                                                   -------------
             INSURANCE - 5.18%
    85,150   Genworth Financial, Inc.,
             Class A                                                   2,324,595
   162,435   Old Republic International
             Corp.                                                     2,490,128
    59,065   Travelers, Inc.                                           3,083,784
                                                                   -------------
                                                                       7,898,507
                                                                   -------------
             MEDICAL PRODUCTS & SERVICES - 3.55%
    55,865   GlaxoSmithKline PLC ADR                                   2,863,081
    39,225   Johnson & Johnson                                         2,556,293
                                                                   -------------
                                                                       5,419,374
                                                                   -------------
             MISCELLANEOUS CONSUMER SERVICES- 2.09%
    87,455   Waste Management, Inc.                                    3,182,487
                                                                   -------------
             PRINTING & PUBLISHING - 1.94%
    69,605   Gannett Co., Inc.                                         2,951,948
                                                                   -------------
             PROFESSIONAL SERVICES - 2.16%
    56,350   Computer Sciences Corp.*                                  3,290,276
                                                                   -------------
             REAL ESTATE INVESTMENT TRUSTS - 1.94%
    92,165   Duke Realty Corp.                                         2,963,105
                                                                   -------------


14  OPTIQUE FUNDS  ANNUAL REPORT

SCHEDULE OF INVESTMENTS  OCTOBER 31, 2007

LARGE CAP VALUE FUND (CONCLUDED)

  Number
 of Shares                                                             Value
--------------------------------------------------------------------------------
             RETAIL - 1.85%
   149,220   Gap, Inc.                                             $   2,820,258
                                                                   -------------
             TECHNOLOGY - 1.95%
   117,575   Check Point Software
             Technologies*                                             2,969,945
                                                                   -------------
             TELEPHONES & TELECOMMUNICATIONS- 6.50%
   181,355   Motorola, Inc.                                            3,407,660
   168,555   Sprint Nextel                                             2,882,291
    78,880   Verizon Communications, Inc.                              3,634,002
                                                                   -------------
                                                                       9,923,953
                                                                   -------------
             TESTING LABORATORIES - 2.04%
    58,660   Quest Diagnostics, Inc.                                   3,119,539
                                                                   -------------
             UTILITIES - 6.11%
   164,330   Duke Energy Corp.                                         3,150,206
   159,720   NiSource, Inc.                                            3,266,274
    71,595   SCANA Corp.                                               2,906,041
                                                                   -------------
                                                                       9,322,521
                                                                   -------------
             TOTAL COMMON STOCK
             (Cost $132,487,665)                                     148,354,763
                                                                   -------------
             SHORT-TERM INVESTMENTS - 2.87%
 2,802,194   SSGA Money Market Fund,
             4.740%**                                                  2,802,194
 1,582,275   SSGA U.S. Government
             Money Market
             Fund, 4.480%**                                            1,582,275
                                                                   -------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $4,384,469)                                         4,384,469
                                                                   -------------
             TOTAL INVESTMENTS - 100.11%
             (Cost $136,872,134)                                   $ 152,739,232
                                                                   =============

PERCENTAGES ARE BASED ON NET ASSETS OF $152,569,638.

 *    NON-INCOME PRODUCING SECURITY.

**    THE RATE SHOWN REPRESENTS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31,
      2007.

ADR -- AMERICAN DEPOSITARY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
SSGA -- STATE STREET GLOBAL ADVISORS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                OPTIQUE FUNDS  ANNUAL REPORT  15

SCHEDULE OF INVESTMENTS  OCTOBER 31, 2007

SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)+:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

32.2%    Financials
15.9%    Industrials
14.5%    Information Technology
12.3%    Consumer Discretionary
 6.5%    Utilities
 6.2%    Health Care
 4.9%    Energy
 3.3%    Consumer Staples
 2.6%    Short-Term Investments
 1.6%    Materials

+  PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

  Number
 of Shares                                                             Value
--------------------------------------------------------------------------------
             COMMON STOCK - 96.55%
             BANKS - 15.70%
    20,780   Amcore Financial, Inc.                                $     492,694
    19,836   Chemical Financial Corp.                                    495,900
    16,080   Columbia Banking System, Inc.                               499,606
    16,620   Community Trust Bancorp, Inc.                               484,473
    15,790   Independent Bank Corp.                                      467,068
    30,029   Old National Bancorp                                        501,784
    18,505   Provident Bankshares Corp.                                  456,518
    23,160   South Financial Group, Inc.                                 478,486
    25,240   Susquehanna Bancshares, Inc.                                509,091
    18,800   Whitney Holding Corp.                                       482,408
                                                                   -------------
                                                                       4,868,028
                                                                   -------------
             CONSUMER STAPLES - 1.61%
    47,705   Prestige Brands Holdings, Inc.*                             498,994
                                                                   -------------
             CONTAINERS & PACKAGING - 1.62%
    12,645   AEP Industries, Inc.*                                       503,903
                                                                   -------------
             DIVERSIFIED MANUFACTURING - 4.74%
    39,885   Blount International, Inc.*                                 487,794
    13,460   Gardner Denver, Inc.*                                       486,310
    10,085   Regal Beloit Corp.                                          494,568
                                                                   -------------
                                                                       1,468,672
                                                                   -------------
             ELECTRONIC EQUIPMENT &
             INSTRUMENTS - 1.55%
    67,875   Kemet Corp.*                                                479,876
                                                                   -------------
             ENERGY - 4.86%
    35,510   Bronco Drilling Co., Inc.*                                  482,936
    35,660   Callon Petroleum Co.*                                       519,923
    10,625   Swift Energy Co.*                                           503,943
                                                                   -------------
                                                                       1,506,802
                                                                   -------------
             ENTERTAINMENT - 1.53%
    53,630   Multimedia Games, Inc.*                                     473,017
                                                                   -------------

  Number
 of Shares                                                             Value
--------------------------------------------------------------------------------
             FINANCIAL - 1.58%
    35,070   MCG Capital Corp.                                     $     491,331
                                                                   -------------
             HEALTH CARE - 1.19%
    78,330   Angiotech Pharmaceuticals,
             Inc.*                                                       370,501
                                                                   -------------
             INSURANCE - 6.45%
    19,355   EMC Insurance Group, Inc.                                   509,617
    27,670   Presidential Life Corp.                                     487,269
    22,175   Selective Insurance Group                                   539,074
    15,995   Stewart Information Services
             Corp.                                                       463,855
                                                                   -------------
                                                                       1,999,815
                                                                   -------------
             LEASING & RENTAL - 1.62%
    10,755   WESCO International Inc*                                    501,721
                                                                   -------------
             MACHINERY - 1.64%
    13,560   Albany International Corp.,
             Class A                                                     508,500
                                                                   -------------
             MEDICAL PRODUCTS & SERVICES - 4.95%
    17,110   LifePoint Hospitals, Inc.*                                  522,197
    20,590   Res Care, Inc.*                                             505,691
    12,300   West Pharmaceutical Services
             Inc                                                         508,482
                                                                   -------------
                                                                       1,536,370
                                                                   -------------
             MISCELLANEOUS BUSINESS SERVICES - 1.59%
    12,130   G&K Services, Inc., Class A                                 491,750
                                                                   -------------
             MISCELLANEOUS CONSUMER SERVICES - 3.05%
    14,960   Jackson Hewitt Tax Service,
             Inc.                                                        467,500
    14,205   Regis Corp.                                                 477,288
                                                                   -------------
                                                                         944,788
                                                                   -------------
             PRINTING & PUBLISHING - 3.16%
    24,585   Ennis, Inc.                                                 502,518
    53,520   Journal Communications,
             Inc., Class A                                               476,863
                                                                   -------------
                                                                         979,381
                                                                   -------------
             PROFESSIONAL SERVICES - 2.67%
    27,615   Acxiom Corp.                                                362,861
    22,705   CSG Systems International
             Inc*                                                        466,134
                                                                   -------------
                                                                         828,995
                                                                   -------------
             RAILROADS - 1.58%
    18,340   Greenbrier, Inc.                                            489,861
                                                                   -------------


16  OPTIQUE FUNDS  ANNUAL REPORT

SCHEDULE OF INVESTMENTS  OCTOBER 31, 2007

SMALL CAP VALUE FUND (CONCLUDED)

  Number
 of Shares                                                             Value
--------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUSTS - 8.13%
    12,530   First Industrial Realty Trust,
             Inc.                                                  $     510,597
    18,990   Healthcare Realty Trust, Inc.                               502,096
    11,145   Parkway Properties, Inc.                                    479,235
    23,865   Strategic Hotels & Resorts,
             Inc.                                                        521,212
    30,570   Urstadt Biddle Properties,
             Inc., Class A                                               508,073
                                                                   -------------
                                                                       2,521,213
                                                                   -------------
             RETAIL - 6.22%
    64,165   Charming Shoppes Inc*                                       476,104
    88,825   Finish Line, Class A                                        333,094
    18,435   Pantry, Inc.*                                               516,548
    37,840   Ruby Tuesday, Inc.                                          604,305
                                                                   -------------
                                                                       1,930,051
                                                                   -------------
             SEMI CONDUCTOR - 1.63%
    41,460   Exar Corp.*                                                 504,154
                                                                   -------------
             TECHNOLOGY - 10.07%
    45,660   Actel Corp.*                                                520,067
    32,120   DSP Group, Inc.*                                            507,175
    26,285   Helen of Troy Ltd.*                                         473,130
    52,210   Ixia*                                                       546,117
    42,680   Opnet Technologies, Inc.*                                   524,537
    19,340   Sybase, Inc.*                                               553,124
                                                                   -------------
                                                                       3,124,150
                                                                   -------------
             TRANSPORTATION - 2.94%
    46,215   Wabash National Corp.                                       469,082
    18,060   YRC Worldwide, Inc.*                                        443,915
                                                                   -------------
                                                                         912,997
                                                                   -------------
             UTILITIES - 6.47%
    11,385   Allete, Inc.                                                497,411
    15,105   MGE Energy, Inc.                                            506,017
    18,225   Portland General Electric Co.                               513,034
    14,400   WGL Holdings, Inc.                                          488,448
                                                                   -------------
                                                                       2,004,910
                                                                   -------------

             TOTAL COMMON STOCK
             (Cost $33,968,258)                                       29,939,780
                                                                   -------------

  Number
 of Shares                                                             Value
--------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 2.58%
   754,765   SSGA Money Market
             Fund, 4.740%**                                        $     754,765
    45,107   SSGA U.S. Government
             Money Market
             Fund, 4.480%**                                               45,107
                                                                   -------------

             TOTAL SHORT-TERM INVESTMENTS
             (Cost $799,872)                                             799,872
                                                                   -------------
             TOTAL INVESTMENTS - 99.13%
             (Cost $34,768,130)                                    $  30,739,652
                                                                   =============

PERCENTAGES ARE BASED ON NET ASSETS OF $31,008,368.
 *    NON-INCOME PRODUCING SECURITY.
**    THE RATE SHOWN REPRESENTS THE 7 DAY EFFECTIVE YIELD AS OF OCTOBER 31,
      2007.
LTD. - LIMITED
SSGA - STATE STREET GLOBAL ADVISORS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                OPTIQUE FUNDS  ANNUAL REPORT  17

SCHEDULE OF INVESTMENTS  OCTOBER 31, 2007

INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)+:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

24.4%     Financials
12.6%     Consumer Discretionary
10.9%     Industrials
10.0%     Energy
 8.6%     Materials
 7.9%     Health Care
 7.0%     Consumer Staples
 5.8%     Utilities
 5.1%     Short-Term Investments
 4.4%     Information Technology
 3.3%     Telecommunication Services

+  PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

 Number
of Shares                                                              Value
--------------------------------------------------------------------------------
             FOREIGN STOCK - 92.01%
             AUSTRALIA - 4.79%
   135,000   Amcor Ltd.                                            $     878,281
    35,000   Australia & New Zealand
             Banking Group Ltd.                                          976,331
   142,000   Foster's Group Ltd.                                         838,282
   300,000   Macquarie Infrastructure
             Group                                                       878,559
    23,700   National Australia Bank Ltd.                                946,647
    62,000   Santos Ltd.                                                 806,142
                                                                   -------------
                                                                       5,324,242
                                                                   -------------
             AUSTRIA - 1.71%
     9,000   MayrMelnhof Karton AG                                     1,067,708
    11,200   OMV AG                                                      836,273
                                                                   -------------
                                                                       1,903,981
                                                                   -------------
             BELGIUM - 2.49%
    31,000   AGFAGevaert                                                 430,107
    10,000   Barco NV                                                    820,891
    30,000   Dexia                                                       960,937
    17,500   Fortis                                                      558,775
                                                                   -------------
                                                                       2,770,710
                                                                   -------------
             CANADA - 5.43%
    28,000   Biovail Corp.                                               559,234
    19,000   Biovail Corp.                                               380,190
    24,400   Husky Energy, Inc.                                        1,131,114
    10,300   Magna International, Inc.,
             Class A                                                     971,874
    17,000   Petro-Canada                                                975,468
    16,400   Royal Bank of Canada                                        967,631
    14,000   Toronto-Dominion Bank                                     1,051,695
                                                                   -------------
                                                                       6,037,206
                                                                   -------------
             DENMARK - 0.65%
    16,400   Danske Bank A/S                                             721,818
                                                                   -------------

  Number
 of Shares                                                             Value
--------------------------------------------------------------------------------
             FINLAND - 2.80%
    28,000   Ahlstrom Oyj                                          $     704,861
    13,000   Cargotec Corp., B Shares                                    802,344
    53,000   Stora Enso, Class R                                         970,747
    26,000   Tietoenator Oyj                                             636,834
                                                                   -------------
                                                                       3,114,786
                                                                   -------------
             FRANCE - 5.97%
     7,100   BNP Paribas                                                 781,596
    12,000   Carrefour SA                                                862,674
     8,500   Cie de Saint-Gobain                                         909,889
    10,000   Peugeot                                                     925,636
     9,000   Sanofi-Aventis                                              788,281
     9,600   Societe BIC SA                                              745,139
     5,200   Societe Generale                                            871,632
     9,348   Total SA                                                    752,628
    10,800   Total SA STRIPS*                                                156
                                                                   -------------
                                                                       6,637,631
                                                                   -------------
             GERMANY - 7.04%
     4,000   Allianz SE                                                  898,264
     6,000   BASF AG                                                     828,993
    13,400   Celesio AG                                                  758,984
     5,500   Deutsche Bank AG                                            732,458
    44,000   Deutsche Telekom AG                                         900,752
     5,500   E.ON                                                      1,073,423
    18,000   Fresenius Medical Care AG                                   949,479
    17,000   Lanxess AG                                                  847,787
     6,200   Siemens AG                                                  840,660
                                                                   -------------
                                                                       7,830,800
                                                                   -------------
             HONG KONG - 6.45%
   230,000   Cheung Kong Infrastructure
             Holdings Ltd.                                               896,166
   800,000   China Petroleum &
             Chemical Corp., Class H                                   1,203,489
   126,400   CLP Holdings Ltd.                                           849,646
   155,000   Hang Lung Group Ltd.                                        907,906
    24,800   HSBC Holdings PLC                                           484,750
 3,500,000   Oriental Press Group                                        501,239
    69,500   Swire Pacific Ltd., Class A                                 985,453
   600,000   Techtronic Industries Co.                                   643,288
   230,000   Yue Yuen Industrial
             Holdings                                                    704,766
                                                                   -------------
                                                                       7,176,703
                                                                   -------------
             IRELAND - 1.29%
    28,000   Allied Irish Banks PLC                                      698,380
    40,000   Bank of Ireland                                             737,268
                                                                   -------------
                                                                       1,435,648
                                                                   -------------


18  OPTIQUE FUNDS  ANNUAL REPORT

SCHEDULE OF INVESTMENTS  OCTOBER 31, 2007

  Number
 of Shares                                                             Value
--------------------------------------------------------------------------------
             JAPAN - 18.35%
    39,000   Aderans Co. Ltd.                                      $     626,179
    42,000   Belluna Co. Ltd.                                            432,077
    15,000   Canon, Inc.                                                 748,146
       100   East Japan Railway Co.                                      821,442
    16,000   FUJIFILM Holdings Corp.                                     763,326
   120,000   Fujitsu Ltd.                                                936,809
     8,000   Funai Electric Co. Ltd.                                     337,945
   101,000   Hino Motors Ltd.                                            724,526
    27,000   Honda Motor Co. Ltd.                                      1,007,069
   108,000   Kubota Corp.                                                904,957
    30,000   Kyushu Electric Power Co.,
             Inc.                                                        729,930
    32,000   Mitsubishi Corp.                                            985,384
    81,000   Mitsubishi UFJ Financial
             Group, Inc.                                                 800,269
    47,000   Namco Bandai Holdings, Inc.                                 720,788
       205   Nippon Telegraph &
             Telephone Corp.                                             938,891
    60,000   Nissan Motor Co. Ltd.                                       690,116
    40,000   Nomura Holdings, Inc.                                       711,281
    12,000   Sankyo Co. Ltd.                                             510,040
    33,700   Sega Sammy Holdings, Inc.                                   463,326
    70,000   Sompo Japan Insurance, Inc.                                 816,065
    18,000   Sony Corp.                                                  880,600
   114,000   Sumitomo Chemical Co. Ltd.                                1,007,642
   180,000   Taiheiyo Cement Corp.                                       562,085
    11,000   Takeda Pharmaceutical Co.
             Ltd.                                                        683,176
    65,000   Tanabe Seiyaku Co. Ltd.                                     742,551
    21,400   Tokyo Electric Power Co.,
             Inc.                                                        542,031
    40,000   Toyo Suisan Kaisha Ltd.                                     693,238
    11,000   Toyota Motor Corp.                                          626,881
                                                                   -------------
                                                                      20,406,770
                                                                   -------------
             LUXEMBOURG - 0.80%
    36,000   SES                                                         887,500
                                                                   -------------
             MEXICO - 0.70%
   255,120   Cemex SAB de CV*                                            779,433
                                                                   -------------
             NETHERLANDS - 4.13%
    37,880   Aegon NV                                                    781,494
    18,250   Heineken Holding NV                                       1,078,049
    17,850   ING Groep NV                                                801,598
    20,000   Koninklijke Philips
             Electronics NV, NY Shares                                   826,800
    25,400   Royal Dutch Shell PLC,
             A Shares                                                  1,110,515
                                                                   -------------
                                                                       4,598,456
                                                                   -------------

  Number
 of Shares                                                             Value
--------------------------------------------------------------------------------
             NORWAY - 2.44%
    62,000   Aker Yards AS                                         $   1,020,616
    50,000   Cermaq ASA                                                  762,796
    57,000   DnB NOR                                                     935,666
                                                                   -------------
                                                                       2,719,078
                                                                   -------------
             SINGAPORE - 1.73%
    59,000   DBS Group Holdings Ltd.                                     912,235
   245,750   Fraser and Neave Ltd.                                     1,017,774
                                                                   -------------
                                                                       1,930,009
                                                                   -------------
             SPAIN - 2.33%
     9,500   Fomento de
             Construcciones y Contratas                                  826,027
    30,000   Gestevision Telecinco SA                                    861,545
    23,000   Repsol YPF SA                                               906,757
                                                                   -------------
                                                                       2,594,329
                                                                   -------------
             SWEDEN - 2.96%
    28,000   Skandinaviska Enskilda
             Banken AB, Class A                                          856,141
    42,000   SKF AB, Class B                                             813,774
    23,000   Swedbank AB                                                 717,722
    30,000   Telefonaktiebolaget LM
             Ericsson ADR                                                901,500
                                                                   -------------
                                                                       3,289,137
                                                                   -------------
             SWITZERLAND - 3.10%
     2,200   Nestle SA                                                 1,014,538
    15,000   Novartis AG                                                 797,550
    50,000   STMicroelectronics                                          854,311
     8,300   Swiss Reinsurance                                           778,405
                                                                   -------------
                                                                       3,444,804
                                                                   -------------
             TAIWAN - 0.78%
    45,000   Chunghwa Telecom Co. Ltd.
             ADR                                                         864,000
                                                                   -------------
             UNITED KINGDOM - 16.07%
    40,000   Alliance & Leicester PLC                                    656,862
    18,000   AstraZeneca PLC                                             887,324
    51,800   Barclays PLC                                                649,948
   107,000   BP PLC                                                    1,389,235
    45,000   Diageo PLC                                                1,028,294
    37,874   GlaxoSmithKline PLC                                         974,033
    36,000   HBOS PLC                                                    652,873
    42,000   HSBC Holdings PLC                                           829,739
    33,384   Kelda Group PLC                                             657,791
   243,120   Legal & General Group PLC                                   707,572
    55,000   National Grid PLC                                           915,753
    26,000   Provident Financial PLC                                     476,110
    60,000   Prudential PLC                                              974,698


                                                OPTIQUE FUNDS  ANNUAL REPORT  19

SCHEDULE OF INVESTMENTS  OCTOBER 31, 2007

INTERNATIONAL VALUE FUND (CONCLUDED)

  Number
 of Shares                                                             Value
--------------------------------------------------------------------------------
             UNITED KINGDOM (CONTINUED)
    30,000   Punch Taverns PLC                                     $     626,324
   230,000   Rentokil Initial PLC                                        821,804
    74,900   Royal Bank of Scotland
             Group PLC                                                   803,645
    17,469   Royal Dutch Shell PLC,
             B Shares                                                    760,263
    32,000   Shire PLC                                                   798,371
    75,000   Trinity Mirror PLC                                          625,935
    26,150   Unilever PLC                                                882,749
    50,000   United Utilities PLC                                        757,717
   255,000   Vodafone Group PLC                                        1,001,184
                                                                   -------------
                                                                      17,878,224
                                                                   -------------

             TOTAL FOREIGN STOCK
             (Cost $70,044,606)                                      102,345,265
                                                                   -------------
             FOREIGN PREFERRED STOCK - 2.72%
             BRAZIL - 2.72%
    58,800   Cia Vale do Rio Doce,
             Class A                                                   1,845,421
    28,400   Petroleo Brasileiro SA                                    1,177,824
                                                                   -------------
                                                                       3,023,245
                                                                   -------------

             TOTAL FOREIGN PREFERRED STOCK
             (Cost $253,915)                                           3,023,245
                                                                   -------------
             SHORT-TERM INVESTMENTS - 5.09%
 4,395,954   SSGA Money Market Fund,
             4.740%**                                                  4,395,954
 1,264,005   SSGA U.S. Government
             Money Market Fund,
             4.480%**                                                  1,264,005
                                                                   -------------

             TOTAL SHORT-TERM INVESTMENTS
             (Cost $5,659,959)                                         5,659,959
                                                                   -------------
             TOTAL INVESTMENTS - 99.82%
             (Cost $75,958,480)                                    $ 111,028,469
                                                                   =============

PERCENTAGES ARE BASED ON NET ASSETS OF $111,230,867.

*     NON-INCOME PRODUCING SECURITY.

**    THE RATE SHOWN REPRESENTS THE 7 DAY EFFECTIVE YIELD AS OF OCTOBER 31,
      2007.

ADR - AMERICAN DEPOSITARY RECEIPT
LTD. - LIMITED
NY - NEW YORK
PLC - PUBLIC LIMITED COMPANY
SSGA - STATE STREET GLOBAL ADVISORS
STRIPS - SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


20  OPTIQUE FUNDS  ANNUAL REPORT

SCHEDULE OF INVESTMENTS  OCTOBER 31, 2007

INTERMEDIATE FIXED INCOME FUND

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

SECTOR WEIGHTINGS (UNAUDITED)+:

39.0%    U.S. Government Agency Obligations
22.1%    U.S. Treasury Obligations
17.7%    Financials
 7.2%    Consumer Staples
 5.4%    Consumer Discretionary
 3.7%    Industrials
 2.0%    Telecommunication Services
 1.8%    Utilities
 0.9%    Information Technology
 0.2%    Short-Term Investments

+  PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
                 CORPORATE BONDS - 38.24%
                 BANKS - 10.52%
$    1,000,000   Citigroup Inc. Global Notes,
                 5.300%, 10/17/12                                  $   1,002,947
       500,000   Donaldson, Lufkin & Jenrette,
                 Inc. Sr. Notes
                 (Credit Suisse),
                 6.500%, 04/01/08                                        503,205
       500,000   Fleet National Bank Sub
                 Notes (Bank of America),
                 5.750%, 01/15/09                                        503,225
     1,000,000   JPMorgan Chase & Co.
                 Global Notes,
                 5.750%, 01/02/13                                      1,017,743
     1,000,000   Key Bank NA Oregon Sub
                 Notes (Keycorp),
                 7.375%, 09/15/08                                      1,015,841
     1,000,000   SouthTrust Bank NA Sub
                 Notes, Putable @ 100 on
                 01/09/08, (Wachovia Bank)
                 6.125%, 01/09/28                                      1,019,761
     1,000,000   Wells Fargo & Co. Global
                 Notes,
                 3.500%, 04/04/08                                        993,589
                                                                   -------------
                                                                       6,056,311
                                                                   -------------
                 FINANCIAL - 6.96%
     1,000,000   American General Finance Corp.
                 MTN
                 5.375 due 10/01/12                                      989,766
     1,000,000   Bear Stearns & Co., Inc.,
                 5.700%, 11/15/14                                        972,185
     1,000,000   Goldman Sachs Group, Inc.
                 Global Bonds,
                 6.875%, 01/15/11                                      1,046,937
       500,000   MBIA Global Funding MTN,
                 5.410, 02/11/08                                         499,722

  Principal
    Amount                                                             Value
--------------------------------------------------------------------------------
                 FINANCIAL (CONTINUED)
$      500,000   Merrill Lynch & Co., Inc.
                 Global Notes,
                 6.000%, 02/17/09                                  $     500,500
                                                                   -------------
                                                                       4,009,110
                                                                   -------------
                 FOOD - 5.37%
     1,000,000   ConAgra Foods, Inc.
                 Sr. Notes,
                 6.750%, 09/15/11                                      1,049,957
     1,000,000   Kraft Foods, Inc.
                 Sr. Notes,
                 4.000%, 10/01/08                                        991,138
     1,000,000   Kroger Co. Global Notes,
                 6.750%, 04/15/12                                      1,052,672
                                                                   -------------
                                                                       3,093,767
                                                                   -------------
                 INDUSTRIAL - 3.66%
     1,000,000   General Electric Capital
                 Corp. Global
                 Notes MTN, Series A,
                 6.000%, 06/15/12                                      1,037,343
     1,000,000   John Deere Capital Corp.
                 Global Notes
                 (Deere & Co.),
                 7.000%, 03/15/12                                      1,070,859
                                                                   -------------
                                                                       2,108,202
                                                                   -------------
                 MEDIA - 1.81%
     1,000,000   CBS Corp. Global Notes,
                 6.625%, 05/15/11                                      1,039,642
                                                                   -------------
                 RETAIL - 5.34%
     1,000,000   McDonald's Corp. MTN,
                 Sr. Notes, Series F
                 5.350%, 09/15/08                                      1,000,720
     1,000,000   Target Corp. Sr. Notes,
                 6.350%, 01/15/11                                      1,036,075
     1,000,000   Wal Mart Stores, Inc.
                 Global Notes,
                 6.875%, 08/10/09                                      1,035,830
                                                                   -------------
                                                                       3,072,625
                                                                   -------------
                 TECHNOLOGY - 0.87%
       500,000   IBM International Group
                 Capital LLC Global Notes
                 (International Business
                 Machine),
                 5.050%, 10/22/12                                        499,773
                                                                   -------------


                                                OPTIQUE FUNDS  ANNUAL REPORT  21

SCHEDULE OF INVESTMENTS  OCTOBER 31, 2007

  Principal
    Amount                                                             Value
--------------------------------------------------------------------------------
                 TELEPHONES &
                 TELECOMMUNICATIONS - 1.96%
$    1,000,000   AT&T Broadband Global Notes
                 (Comcast Corp.),
                 8.375%, 03/15/13                                  $   1,128,410
                                                                   -------------
                 UTILITIES - 1.75%
     1,000,000   Public Service Electric & Gas,
                 Putable @ 100 on 05/01/08,
                 6.375%, 05/01/23                                      1,004,506
                                                                   -------------
                 TOTAL CORPORATE BONDS
                 (Cost $21,813,504)                                   22,012,346
                                                                   -------------
                 U.S. GOVERNMENT AGENCY
                 OBLIGATIONS - 38.48%
     4,000,000   Fannie Mae,
                 5.375%, 11/15/11                                      4,124,152
     2,000,000   Fannie Mae,
                 4.875%, 05/18/12                                      2,021,822
     1,000,000   Federal Farm Credit
                 Bank MTN,
                 5.240%, 10/01/08                                      1,006,454
     1,000,000   Federal Home Loan Bank,
                 6.500%, 08/14/09                                      1,036,213
     1,000,000   Federal Home Loan Bank,
                 5.890%, 06/30/08                                      1,007,870
     1,000,000   Federal Home Loan Bank,
                 5.250%, 11/14/08                                      1,007,354
     5,000,000   Federal Home Loan Bank,
                 4.500%, 09/16/13                                      4,937,180
     2,000,000   Freddie Mac,
                 5.125%, 10/15/08                                      2,013,840
     5,000,000   Freddie Mac MTN
                 5.250%, 11/20/09                                      5,000,815
                                                                   -------------
                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (Cost $22,015,357)                                   22,155,700
                                                                   -------------

Principal Amount/
Number of Shares                                                       Value
--------------------------------------------------------------------------------
                 U.S. TREASURY OBLIGATION - 21.87%
$    2,500,000   United States Treasury Note,
                 4.625%, 08/31/11                                  $   2,550,585
     2,850,000   United States Treasury Note,
                 4.750%, 08/15/17                                      2,913,680
     2,300,000   United States Treasury Note,
                 4.750%, 05/31/12                                      2,359,837
     3,900,000   United States Treasury Note,
                 7.500%, 11/15/16                                      4,767,750
                                                                   -------------
                 TOTAL U.S. TREASURY OBLIGATION
                 (Cost $12,440,769)                                   12,591,852
                                                                   -------------
                 SHORT-TERM INVESTMENTS - 0.17%
        83,247   SSGA Money Market Fund,
                 4.740%*                                                  83,247
        12,710   SSGA U.S. Government
                 Money Market Fund,
                 4.480%*                                                  12,710
                                                                   -------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (Cost $95,957)                                           95,957
                                                                   -------------
                 TOTAL INVESTMENTS - 98.76%
                 (Cost $56,365,587)                                $  56,855,855
                                                                   =============
PERCENTAGES ARE BASED ON NET ASSETS OF $57,572,066.
*     THE RATE SHOWN REPRESENTS THE 7 DAY EFFECTIVE YIELD AS OF OCTOBER 31,
      2007.
LLC -- LIMITED LIABILITY COMPANY
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
MTN -- MEDIUM TERM NOTE
NA -- NATIONAL ASSOCIATION
SR. -- SENIOR
SSGA -- STATE STREET GLOBAL ADVISORS
SUB -- SUBORDINATED

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


22  OPTIQUE FUNDS  ANNUAL REPORT

                       This page intentionally left blank.

STATEMENT OF ASSETS AND LIABILITIES  AS OF OCTOBER 31, 2007

                                                             LARGE CAP      SMALL CAP     INTERNATIONAL      INTERMEDIATE
                                                             VALUE FUND     VALUE FUND      VALUE FUND    FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
Investments at cost                                        $ 136,872,134   $ 34,768,130   $  75,958,480       $56,365,587
Foreign Currency at cost                                              --             --          25,982                --
                                                           =============   ============   =============       ===========

ASSETS:
Investments at market value                                $ 152,739,232   $ 30,739,652   $ 111,028,469       $56,855,855
Foreign currency at value                                             --             --          25,981                --
Dividends and interest receivable                                240,983         28,166         207,907           894,111
Receivable for capital shares sold                                39,256          5,902         141,921             5,730
Receivable for investment securities sold                             --        943,419              --                --
Receivable due from Investment Advisor                                --         15,658              --                --
Reclaim receivable                                                    --             --          39,331                --
Prepaid expenses                                                  10,602         10,602          10,603            10,577
                                                           -------------   ------------   -------------       -----------
   TOTAL ASSETS                                              153,030,073     31,743,399     111,454,212        57,766,273
                                                           -------------   ------------   -------------       -----------

LIABILITIES:
Payable for capital shares redeemed                              263,814          7,955          21,176            14,476
Payable for investment securities purchased                           --        682,233              --                --
Income distribution payable                                           --             --              --            89,562
Investment advisory fees payable                                  98,308             --          82,137            19,980
Distribution fees payable                                         41,919             --          34,906            23,597
Administrative fees payable                                       11,608          7,127          11,587             7,708
Custody fees payable                                               7,797          2,624          35,104             3,289
Trustees' fees payable                                             6,669          6,669           6,669             6,669
Transfer agent fees payable                                        4,422          4,772           4,797             3,684
Accrued expenses                                                  25,898         23,651          26,969            25,242
                                                           -------------   ------------   -------------       -----------
   TOTAL LIABILITIES                                             460,435        735,031         223,345           194,207
                                                           -------------   ------------   -------------       -----------
   NET ASSETS                                              $ 152,569,638   $ 31,008,368   $ 111,230,867       $57,572,066
                                                           =============   ============   =============       ===========

NET ASSETS:
Paid-in-Capital
   (unlimited authorization, no par value)                 $ 122,921,574   $ 30,394,767   $  59,962,072       $57,962,042
Undistributed (distributions in excess of)
   net investment income                                         174,278         88,874       1,593,612               (38)
Accumulated net realized gain (loss)
   on investments                                             13,606,688      4,553,205      14,599,854          (880,206)
Net unrealized appreciation (depreciation)
   on investments                                             15,867,098     (4,028,478)     35,069,989           490,268
Net unrealized appreciation on foreign currencies
   and translation of other assets and liabilities
   denominated in foreign currencies                                  --             --           5,340                --
                                                           -------------   ------------   -------------       -----------
NET ASSETS                                                 $ 152,569,638   $ 31,008,368   $ 111,230,867       $57,572,066
                                                           =============   ============   =============       ===========
Net Assets                                                 $ 152,569,638   $ 31,008,368   $ 111,230,867       $57,572,066
Total shares outstanding at end of year                       13,497,250      3,291,563       6,107,537         5,811,387
Net asset value, offering and redemption
   price per share
   (net assets / shares outstanding)                       $       11.30   $       9.42   $       18.21       $      9.91
                                                           =============   ============   =============       ===========

AMOUNTS DESIGNATED AS "--" ARE $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


24  OPTIQUE FUNDS  ANNUAL REPORT

STATEMENTS OF OPERATIONS  FOR THE YEAR ENDED OCTOBER 31, 2007

                                                             LARGE CAP      SMALL CAP     INTERNATIONAL      INTERMEDIATE
                                                             VALUE FUND     VALUE FUND      VALUE FUND    FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of
   $2,975, $0, $267,631, and $0, respectively)             $   3,974,042   $    683,833   $   3,156,163       $   41,016
Interest                                                              --             --              --        2,783,338
                                                           -------------   ------------   -------------       ----------
   TOTAL INVESTMENT INCOME                                     3,974,042        683,833       3,156,163        2,824,354
                                                           -------------   ------------   -------------       ----------

EXPENSES:
Investment advisory fees                                       1,150,719        288,949         957,407          261,124
Administration fees                                              137,344         86,896         136,700           95,415
Distribution fees                                                127,658        103,617         144,599           45,934
Directors' fees and expenses                                      25,354         25,354          25,354           25,354
Transfer agent fees and expense                                   24,092         27,868          25,463           23,340
Custody fees                                                      23,119          8,202         101,343            9,838
Audit Fees                                                        19,001         19,001          19,001           19,001
Federal and state registration fees                               17,950         17,950          17,941           17,953
Legal Fees                                                        12,087         12,086          12,089           12,087
Printing Fees                                                     10,625         10,664          10,661           10,664
Miscellaneous (See Note 9)                                        17,617         13,503          22,679           18,774
                                                           -------------   ------------   -------------       ----------
   TOTAL EXPENSES                                              1,565,566        614,090       1,473,237          539,484
Less:
   Waiver of investment advisory fees                                 --        (36,181)             --          (46,275)
                                                           -------------   ------------   -------------       ----------
   TOTAL NET EXPENSES                                          1,565,566        577,909       1,473,237          493,209
                                                           -------------   ------------   -------------       ----------
NET INVESTMENT INCOME                                          2,408,476        105,924       1,682,926        2,331,145
                                                           -------------   ------------   -------------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments                       13,624,808      4,609,781      14,600,312         (294,659)
Net realized loss on foreign currency transactions                    --             --         (11,349)              --
Net change in unrealized appreciation (depreciation)
   on investments                                             (6,252,217)    (6,236,381)      4,413,999          707,688
Net change in unrealized appreciation on
   foreign currency exchange contracts, foreign
   currencies, and translation of other assets and
   liabilities denominated in foreign currencies                      --             --           3,899               --
                                                           -------------   ------------   -------------       ----------
Net gain (loss) on investments and foreign currency
   currency transactions                                       7,372,591     (1,626,600)     19,006,861          413,029
                                                           -------------   ------------   -------------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         $   9,781,067   $ (1,520,676)  $  20,689,787       $2,744,174
                                                           =============   ============   =============       ==========

AMOUNTS DESIGNATED AS "--" ARE $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                OPTIQUE FUNDS  ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS

                                                              LARGE CAP                             SMALL CAP
                                                              VALUE FUND                            VALUE FUND
                                                 -----------------------------------   -----------------------------------
                                                    FISCAL YEAR        FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                                       ENDED              ENDED              ENDED              ENDED
                                                 OCTOBER 31, 2007   OCTOBER 31, 2006   OCTOBER 31, 2007   OCTOBER 31, 2006
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                              $  2,408,476       $  1,945,931       $    105,924       $    133,211
Net realized gain (loss) on investments              13,624,808          4,648,314          4,609,781          9,561,843
Net realized loss on foreign currency
   transactions                                              --                 --                 --                 --
Net change in unrealized appreciation
   (depreciation) on investments                     (6,252,217)        15,285,766         (6,236,381)          (241,581)
Net change in unrealized appreciation
   on foreign currency exchange contracts,
   foreign currencies, and translation of
   other assets and liabilities denominated
   in foreign currencies                                     --                 --                 --                 --
                                                   ------------       ------------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          9,781,067         21,880,011         (1,520,676)         9,453,473
                                                   ------------       ------------       ------------       ------------
DISTRIBUTIONS FROM:
Net investment income                                (2,369,879)        (2,025,487)          (166,661)          (209,864)
Net realized capital gains                           (4,627,470)        (9,384,715)        (9,336,806)        (6,729,671)
                                                   ------------       ------------       ------------       ------------
TOTAL DISTRIBUTIONS                                  (6,997,349)       (11,410,202)        (9,503,467)        (6,939,535)
                                                   ------------       ------------       ------------       ------------
CAPITAL STOCK TRANSACTIONS 1:
Shares sold                                          29,267,598         30,503,220          4,956,500          4,973,274
Proceeds from reinvestment of
   distributions                                      5,703,929          9,418,056          8,676,367          6,322,821
Redemption fees 2                                         1,986              3,322                 --                 20
Shares redeemed                                     (24,986,368)       (23,961,132)       (13,464,005)       (28,064,386)
                                                   ------------       ------------       ------------       ------------
NET INCREASE (DECREASE) FROM SHARE
   TRANSACTIONS                                       9,987,145         15,963,466            168,862        (16,768,271)
                                                   ------------       ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              12,770,863         26,433,275        (10,855,281)       (14,254,333)
                                                   ------------       ------------       ------------       ------------
NET ASSETS:
Beginning of year                                   139,798,775        113,365,500         41,863,649         56,117,982
                                                   ------------       ------------       ------------       ------------
End of year                                        $152,569,638       $139,798,775       $ 31,008,368       $ 41,863,649
                                                   ============       ============       ============       ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD                  $    174,278       $    120,023       $     88,874       $    102,499
                                                   ============       ============       ============       ============

1     SEE NOTE 3 IN THE NOTES TO THE FINANCIAL STATEMENTS.

2     SEE NOTE 6 IN THE NOTES TO THE FINANCIAL STATEMENTS.

AMOUNTS DESIGNATED AS "--" ARE $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


26  OPTIQUE FUNDS ANNUAL REPORT

                                                            INTERNATIONAL                          INTERMEDIATE
                                                              VALUE FUND                        FIXED INCOME FUND
                                                 -----------------------------------   -----------------------------------
                                                    FISCAL YEAR        FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                                       ENDED              ENDED              ENDED              ENDED
                                                 OCTOBER 31, 2007   OCTOBER 31, 2006   OCTOBER 31, 2007   OCTOBER 31, 2006
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                              $  1,682,926       $  1,768,060       $  2,331,145       $  2,211,157
Net realized gain (loss) on investments              14,600,312          8,616,890           (294,659)           (66,563)
Net realized loss on foreign currency
   transactions                                         (11,349)          (101,036)                --                 --
Net change in unrealized appreciation
   (depreciation) on investments                      4,413,999         10,936,763            707,688            275,588
Net change in unrealized appreciation
   on foreign currency exchange contracts,
   foreign currencies, and translation of
   other assets and liabilities denominated
   in foreign currencies                                  3,899              4,936                 --                 --
                                                   ------------       ------------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         20,689,787         21,225,613          2,744,174          2,420,182
                                                   ------------       ------------       ------------       ------------
DISTRIBUTIONS FROM:
Net investment income                               (1,644,585)         (1,451,780)        (2,331,319)        (2,211,408)
Net realized capital gains                           (8,607,538)        (3,738,690)                --                 --
                                                   ------------       ------------       ------------       ------------
TOTAL DISTRIBUTIONS                                 (10,252,123)        (5,190,470)        (2,331,319)        (2,211,408)
                                                   ------------       ------------       ------------       ------------
CAPITAL STOCK TRANSACTIONS 1:
Shares sold                                          34,046,289         33,076,527          7,744,492          9,769,006
Proceeds from reinvestment of
   distributions                                      8,213,179          4,081,306          1,288,729          1,191,842
Redemption fees 2                                           385              2,551                 --                 --
Shares redeemed                                     (40,409,643)       (42,870,112)       (11,678,349)       (18,066,511)
                                                   ------------       ------------       ------------       ------------
NET INCREASE (DECREASE) FROM SHARE
   TRANSACTIONS                                       1,850,210         (5,709,728)        (2,645,128)        (7,105,663)
                                                   ------------       ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              12,287,874         10,325,415         (2,232,273)        (6,896,889)
                                                   ------------       ------------       ------------       ------------
NET ASSETS:
Beginning of year                                    98,942,993         88,617,578         59,804,339         66,701,228
                                                   ------------       ------------       ------------       ------------
End of year                                        $111,230,867       $ 98,942,993       $ 57,572,066       $ 59,804,339
                                                   ============       ============       ============       ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD                  $  1,593,612       $  1,566,620       $        (38)      $        136
                                                   ============       ============       ============       ============


                                                OPTIQUE FUNDS  ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS

                                                                                      LARGE CAP
                                                                                      VALUE FUND
                                                    -------------------------------------------------------------------------------
                                                     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR      FISCAL YEAR
                                                        ENDED           ENDED           ENDED           ENDED            ENDED
                                                    OCT. 31, 2007   OCT. 31, 2006   OCT. 31, 2005   OCT. 31, 2004    OCT. 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $  11.09         $  10.28       $   9.83         $  8.63          $  7.01
                                                      --------         --------       --------         -------          -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                     0.18             0.16           0.16            0.11             0.11
Net realized and unrealized gain (loss)
   on investments                                         0.58*            1.71*          0.89*           1.20*            1.62*
                                                      --------         --------       --------         -------          -------
      TOTAL FROM INVESTMENT OPERATIONS                    0.76             1.87           1.05            1.31             1.73
                                                      --------         --------       --------         -------          -------

LESS DISTRIBUTIONS PAID:
From net investment income                               (0.18)           (0.17)         (0.16)          (0.11)           (0.11)
From net realized capital gains                          (0.37)           (0.89)         (0.44)             --               --
                                                      --------         --------       --------         -------          -------
      TOTAL DISTRIBUTIONS                                (0.55)           (1.06)         (0.60)          (0.11)           (0.11)
                                                      --------         --------       --------         -------          -------
NET ASSET VALUE, END OF YEAR                          $  11.30         $  11.09       $  10.28         $  9.83          $  8.63
                                                      ========         ========       ========         =======          =======

TOTAL RETURN(1)                                           6.90%           19.71%         10.80%          15.27%(2)        24.93%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                        $152,570         $139,799       $113,366         $94,038          $71,662
Ratio of expenses to average net assets,
   net of waivers and reimbursements                      1.02%            1.06%          1.07%           1.17%            1.34%
Ratio of expenses to average net assets,
   before waivers and reimbursements                      1.02%            1.06%          1.07%           1.24%            1.34%
Ratio of net investment income to
   average net assets, net of waivers
   and reimbursements                                     1.57%            1.61%          1.62%           1.16%            1.49%
Ratio of net investment income to
   average net assets, before waivers
   and reimbursements                                     1.57%            1.61%          1.62%           1.09%            1.49%
Portfolio turnover rate                                     37%              46%            54%             38%              51%

* INCLUDES REDEMPTION FEES RETAINED BY THE FUND. SUCH REDEMPTION FEES REPRESENT LESS THAN $0.01 PER SHARE.

1 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

2 FEE WAIVERS AND/OR REIMBURSEMENTS WERE IN EFFECT. IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


28  OPTIQUE FUNDS  ANNUAL REPORT

                                                                                      SMALL CAP
                                                                                      VALUE FUND
                                                    -------------------------------------------------------------------------------
                                                     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR      FISCAL YEAR
                                                        ENDED           ENDED           ENDED           ENDED            ENDED
                                                    OCT. 31, 2007   OCT. 31, 2006   OCT. 31, 2005   OCT. 31, 2004    OCT. 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $ 12.79         $ 11.96         $ 13.26           $ 12.61          $  9.13
                                                      -------         -------         -------           -------          -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                    0.04            0.04            0.04              0.04             0.05
Net realized and unrealized gain (loss)
   on investments                                       (0.44)           2.34*           0.93*             1.04*            3.49*
                                                      -------         -------         -------           -------          -------
     TOTAL FROM INVESTMENT OPERATIONS                   (0.40)           2.38            0.97              1.08             3.54
                                                      -------         -------         -------           -------          -------

LESS DISTRIBUTIONS PAID:
From net investment income                              (0.04)          (0.04)          (0.04)            (0.04)           (0.06)
From net realized capital gains                         (2.93)          (1.51)          (2.23)            (0.39)              --
                                                      -------         -------         -------           -------          -------
     TOTAL DISTRIBUTIONS                                (2.97)          (1.55)          (2.27)            (0.43)           (0.06)
                                                      -------         -------         -------           -------          -------
NET ASSET VALUE, END OF YEAR                          $  9.42         $ 12.79         $ 11.96           $ 13.26          $ 12.61
                                                      =======         =======         =======           =======          =======

TOTAL RETURN(1)                                         (4.95)%         22.19%           6.92%             8.76%(2)        38.99%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                        $31,008         $41,864         $56,118           $70,777          $73,035
Ratio of expenses to average net assets,
   net of waivers and reimbursements                     1.50%           1.44%           1.22%             1.22%            1.34%
Ratio of expenses to average net assets,
   before waivers and reimbursements                     1.59%           1.44%           1.22%             1.29%            1.34%
Ratio of net investment income to
   average net assets, net of waivers
   and reimbursements                                    0.27%           0.29%           0.37%             0.29%            0.51%
Ratio of net investment income to
   average net assets, before waivers
   and reimbursements                                    0.18%           0.29%           0.37%             0.22%            0.51%
Portfolio turnover rate                                    62%             87%             71%               62%              73%


                                                OPTIQUE FUNDS  ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS

                                                                                    INTERNATIONAL
                                                                                     VALUE FUND
                                                  -------------------------------------------------------------------------------
                                                   FISCAL YEAR     FISCAL YEAR     FISCAL YEAR     FISCAL YEAR       FISCAL YEAR
                                                      ENDED           ENDED           ENDED           ENDED             ENDED
                                                  OCT. 31, 2007   OCT. 31, 2006   OCT. 31, 2005   OCT. 31, 2004     OCT. 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $  16.62         $ 14.12         $ 12.37         $ 10.44           $  8.09
                                                     --------         -------         -------         -------           -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                    0.26            0.28            0.20            0.15              0.13
Net realized and unrealized gain (loss)
   on investments                                        3.06*           3.04*           1.78*           1.91              2.29*
                                                     --------         -------         -------         -------           -------
     TOTAL FROM INVESTMENT OPERATIONS                    3.32            3.32            1.98            2.06              2.42
                                                     --------         -------         -------         -------           -------

LESS DISTRIBUTIONS PAID:
From net investment income                              (0.26)          (0.23)          (0.18)          (0.13)            (0.07)
From net realized capital gains                         (1.47)          (0.59)          (0.05)             --                --
                                                     --------         -------         -------         -------           -------
     TOTAL DISTRIBUTIONS                                (1.73)          (0.82)          (0.23)          (0.13)            (0.07)
                                                     --------         -------         -------         -------           -------
NET ASSET VALUE, END OF YEAR                         $  18.21         $ 16.62         $ 14.12         $ 12.37           $ 10.44
                                                     ========         =======         =======         =======           =======

TOTAL RETURN(1)                                         21.61%          24.57%          16.11%          19.84%(2)         30.08%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                       $111,231         $98,943         $88,618         $69,735           $54,031
Ratio of expenses to average net assets,
   net of waivers and reimbursements                     1.38%           1.40%           1.41%           1.57%             1.70%
Ratio of expenses to average net assets,
   before waivers and reimbursements                     1.38%           1.40%           1.41%           1.60%             1.70%
Ratio of net investment income to
   average net assets, net of waivers
   and reimbursements                                    1.58%           1.79%           1.48%           1.31%             1.43%
Ratio of net investment income to
   average net assets, before waivers
   and reimbursements                                    1.58%           1.79%           1.48%           1.28%             1.43%
Portfolio turnover rate                                    21%             21%             16%             19%               17%

* INCLUDES REDEMPTION FEES RETAINED BY THE FUND. SUCH REDEMPTION FEES REPRESENT LESS THAN $0.01 PER SHARE.

(1) RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) FEE WAIVERS AND/OR REIMBURSEMENTS WERE IN EFFECT. IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


30  OPTIQUE FUNDS  ANNUAL REPORT

                                                                                   INTERMEDIATE
                                                                                 FIXED INCOME FUND
                                              -----------------------------------------------------------------------------------
                                               FISCAL YEAR       FISCAL YEAR       FISCAL YEAR     FISCAL YEAR       FISCAL YEAR
                                                  ENDED             ENDED             ENDED           ENDED             ENDED
                                              OCT. 31, 2007     OCT. 31, 2006     OCT. 31, 2005   OCT. 31, 2004     OCT. 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $  9.84             $  9.80          $ 10.11         $ 10.15           $  9.98
                                                -------             -------          -------         -------           -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                              0.40                0.35             0.34            0.34              0.41
Net realized and unrealized gain (loss)
   on investments                                  0.07*               0.04*           (0.31)*         (0.04)             0.17
                                                -------             -------          -------         -------           -------
     TOTAL FROM INVESTMENT OPERATIONS              0.47                0.39             0.03            0.30              0.58
                                                -------             -------          -------         -------           -------

LESS DISTRIBUTIONS PAID:
From net investment income                        (0.40)              (0.35)           (0.34)          (0.34)            (0.41)
From net realized capital gains                      --                  --               --              --                --
                                                -------             -------          -------         -------           -------
     TOTAL DISTRIBUTIONS                          (0.40)              (0.35)           (0.34)          (0.34)            (0.41)
                                                -------             -------          -------         -------           -------
NET ASSET VALUE, END OF YEAR                    $  9.91             $  9.84          $  9.80         $ 10.11           $ 10.15
                                                =======             =======          =======         =======           =======

TOTAL RETURN(1)                                    4.84%(2)            4.10%(2)         0.31%           2.98%(2)          5.86%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                  $57,572             $59,804          $66,701         $71,354           $70,663
Ratio of expenses to average net assets,
    net of waivers and reimbursements              0.85%               0.85%            0.81%           0.85%             0.85%
Ratio of expenses to average net assets,
    before waivers and reimbursements              0.93%               0.92%            0.81%           0.89%             0.87%
Ratio of net investment income to
   average net assets, net of waivers
   and reimbursements                              4.02%               3.60%            3.41%           3.32%             3.95%
Ratio of net investment income to
   average net assets, before waivers
   and reimbursements                              3.94%               3.53%            3.41%           3.28%             3.93%
Portfolio turnover rate                              60%                 21%              37%             35%               32%


                                                OPTIQUE FUNDS  ANNUAL REPORT  31

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2007


1. ORGANIZATION

Optique Funds, Inc. (the "Company"), formerly JohnsonFamily Funds Inc. (see Note
14), was organized on January 27, 1998 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At October 31, 2007, there are four diversified series presently authorized: Optique Large Cap Value Fund ("Large Cap Value Fund"), Optique Small Cap Value Fund ("Small Cap Value Fund"), Optique International Value Fund ("International Value Fund") and Optique Intermediate Fixed Income Fund ("Intermediate Fixed Income Fund"), individually referred to as a "Fund" and collectively as the "Funds."


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America.

A. USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. INVESTMENT VALUATION
Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ, which use the official closing price) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Pricing Procedures established by the Funds' Board of Directors (the "Board"). The Funds' Fair Value Pricing Procedures are implemented through a Fair Value Pricing Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Pricing Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Pricing Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Although the Committee members use their best judgement in estimating the fair value of these investments, there are inherent limitations in any estimation technique. Because of the inherent uncertainty of valuation, the Funds' values may differ from the values that the Funds' could realize in a current transaction.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect


32  OPTIQUE FUNDS  ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2007


the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such an event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

C. FOREIGN CURRENCY TRANSLATIONS
The books and records of the International Value Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the dates of such transactions.

The International Value Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

The International Value Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

D. FOREIGN CURRENCY EXCHANGE CONTRACTS
The International Value Fund is authorized to enter into foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. At October 31, 2007, the International Value Fund had no such contracts outstanding.

E. DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, if any, are declared and paid quarterly for the Large Cap Value Fund, annually for both the Small Cap Value Fund and International Value Fund, and monthly for the Intermediate Fixed Income Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

F. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Purchase discounts and premiums on securities held by the Intermediate Fixed Income Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. Corporate actions for foreign securities are recorded as soon as the information is available to the Funds.

G. EXPENSES
The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory, distribution, and custodian fees. Expenses not attributed directly to a Fund are allocated equally among the Funds or are allocated pro rata across the Funds based on the Fund's daily average net assets.


                                                OPTIQUE FUNDS  ANNUAL REPORT  33

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2007


3. CAPITAL STOCK

Transactions in shares of capital stock were as follows:

                                                                         FOR THE YEAR ENDED OCTOBER 31, 2007
                                                             LARGE CAP     SMALL CAP   INTERNATIONAL        INTERMEDIATE
                                                            VALUE FUND    VALUE FUND      VALUE FUND   FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  2,569,411       476,687       1,996,272             787,897
Shares issued to holders in reinvestment
   of dividends                                                511,850       844,839         515,119             131,119
Shares redeemed                                             (2,185,857)   (1,303,422)     (2,355,458)         (1,186,821)
                                                           -----------   -----------      ----------          ----------
NET INCREASE (DECREASE)                                        895,404        18,104         155,933            (267,805)
                                                           ===========   ===========      ==========          ==========

                                                                         FOR THE YEAR ENDED OCTOBER 31, 2006
                                                             LARGE CAP     SMALL CAP   INTERNATIONAL        INTERMEDIATE
                                                            VALUE FUND    VALUE FUND      VALUE FUND   FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  2,941,952       425,670       2,169,218             999,450
Shares issued to holders in reinvestment
   of dividends                                                960,283       578,753         288,536             122,202
Shares redeemed                                             (2,325,045)   (2,423,748)     (2,781,024)         (1,850,621)
                                                           -----------   -----------      ----------          ----------
NET INCREASE (DECREASE)                                      1,577,190    (1,419,325)       (323,270)           (728,969)
                                                           ===========   ===========      ==========          ==========

4. PURCHASES, SALES AND MATURITIES OF SECURITIES

Purchases, sales and maturities of investment securities, excluding U.S. government and short-term securities, for the year ended October 31, 2007, were as follows:

                                                             LARGE CAP     SMALL CAP   INTERNATIONAL        INTERMEDIATE
                                                            VALUE FUND    VALUE FUND      VALUE FUND   FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------
Cost of Purchases                                          $63,772,802    23,050,026   $  21,483,351         $13,689,752
Proceeds from Sales and Maturities                          54,314,946    32,251,021      32,405,372          12,564,690

Cost of purchases and proceeds from sales and maturities of U.S. government securities for the Intermediate Fixed Income Fund for the fiscal year ended October 31, 2007, were $19,749,314 and $20,997,734, respectively.

5. FEDERAL TAX INFORMATION

Each Fund intends to continue to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders.

The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.


34  OPTIQUE FUNDS  ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2007


Accordingly, at October 31, 2007, the following permanent differences, primarily attributable to the reclassification of long term capital gain distributions on Real Estate Investment Trust securities and certain foreign currency related transactions, have been reclassified to/from the following accounts:

                                                    UNDISTRIBUTED   ACCUMULATED
                                                   NET INVESTMENT    REALIZED
                                                    INCOME/(LOSS)   GAIN/(LOSS)
--------------------------------------------------------------------------------
Large Cap Value Fund                                  $ 15,658        $(15,658)
Small Cap Value Fund                                    47,112         (47,112)
International Value Fund                               (11,349)         11,349

These reclassifications have no effect on net assets or net asset values per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                                          ORDINARY     LONG TERM
                                           INCOME     CAPITAL GAIN     TOTAL
--------------------------------------------------------------------------------
Large Cap Value Fund
                                  2007   $4,408,245    $2,589,104   $ 6,997,349
                                  2006    5,064,236     6,345,966    11,410,202
Small Cap Value Fund
                                  2007    5,229,238     4,274,229     9,503,467
                                  2006    4,119,829     2,819,706     6,939,535
International Value Fund
                                  2007    1,860,932     8,391,191    10,252,123
                                  2006    1,738,007     3,452,463     5,190,470
Intermediate Fixed Income Fund
                                  2007    2,331,319            --     2,331,319
                                  2006    2,211,408            --     2,211,408

As of October 31, 2007, the components of Distributable Earnings/(Accumulated Losses) for tax purposes were as follows:

                                 UNDISTRIBUTED   UNDISTRIBUTED     CAPITAL        UNREALIZED        OTHER      TOTAL DISTRIBUTABLE
                                    ORDINARY       LONG-TERM         LOSS        APPRECIATION     TEMPORARY         EARNINGS/
                                     INCOME       CAPITAL GAIN   CARRYFORWARD   (DEPRECIATION)   DIFFERENCES   (ACCUMULATED LOSSES)
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund               $4,659,245     $ 9,123,165     $      --       $15,865,654     $      --        $29,648,064
Small Cap Value Fund                2,639,932       2,086,033            --        (4,112,364)           --            613,601
International Value Fund            2,329,582      13,879,923            --        35,059,290            --         51,268,795
Intermediate Fixed Income Fund        204,734              --      (880,206)          490,268      (204,772)          (389,976)

For Federal income tax purposes, the following fund has capital loss carryforwards which may be carried forward and applied against future capital gains through the indicated expiration dates. At October 31, 2007 the amounts were as follows:

                                   2008         2014        2015         Total
                                ----------   ---------   ----------   ----------
Intermediate Fixed
   Income Fund                   $518,984     $66,562     $294,660     $880,206


                                                OPTIQUE FUNDS  ANNUAL REPORT  35

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)  OCTOBER 31, 2007


For Federal income tax purposes, the cost of securities owned at October 31, 2007, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to recognition of unrealized gain from passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2007, were as follows:

                                                                                    NET
                                                                                 UNREALIZED
                                     FEDERAL      APPRECIATED    DEPRECIATED    APPRECIATION
                                    TAX COST      SECURITIES     SECURITIES    (DEPRECIATION)
--------------------------------------------------------------------------------------------
Large Cap Value Fund              $136,873,578    $24,310,886    $(8,445,232)   $15,865,654
Small Cap Value Fund                34,852,016        938,575     (5,050,939)    (4,112,364)
International Value Fund            75,974,519     37,568,243     (2,514,293)    35,053,950
Intermediate Fixed Income Fund      56,365,587        609,042       (118,774)       490,268

6. REDEMPTION FEES

On July 26, 2001, the Board approved the imposition of a 2.00% redemption fee applicable to all shares purchased after September 17, 2001 for the International Value Fund and after October 10, 2001 for the Large Cap Value Fund, Small Cap Value Fund, and Intermediate Fixed Income Fund, and redeemed by shareholders within 30 days of their purchase date. The redemption fee is intended to limit short-term trading in the Funds. Any proceeds of the fee are credited to the assets of the Fund in which the shares were redeemed. For the year ended October 31, 2007, there were $1,986, $0, $385 and $0 of redemption fees retained by the Large Cap Value Fund, Small Cap Value Fund, International Value Fund and Intermediate Fixed Income Fund, respectively. For the year ended October 31, 2006, there were $3,322, $20, $2,551 and $0 of redemption fees retained by the Large Cap Value Fund, Small Cap Value Fund, International Value Fund, and Intermediate Fixed Income Fund, respectively.

7. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS

As of October 31, 2007, Johnson Asset Management, Inc. ("JAM") was the investment adviser to the JohnsonFamily Large Cap Value Fund, the JohnsonFamily Small Cap Value Fund, the JohnsonFamily International Value Fund and the JohnsonFamily Intermediate Fixed Income Fund (each a "Fund", and, collectively, the "Funds"). JAM was majority owned by Johnson Financial Group, Inc. ("JFG"). On December 3, 2007, Optique Capital Management became the investment adviser to the Funds (see Note 14).

JAM managed the Funds' investments and its business operations under the overall supervision of the Board. As compensation for JAM's services, the Funds paid JAM a monthly fee based on each Fund's average daily net assets at the annual rate of 0.75% for the Large Cap Value Fund and the Small Cap Value Fund, 0.90% for the International Value Fund, and 0.45% for the Intermediate Fixed Income Fund.

RNC Genter Capital Management, LLC ("RNC") serves as investment sub-adviser for the Intermediate Fixed Income Fund. For its services to the Fund, RNC is entitled to receive a fee at an annual rate of 0.18% of the Fund's average daily net assets paid by JAM.


36  OPTIQUE FUNDS  ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS  (CONTINUED) OCTOBER 31, 2007


Under the investment advisory agreements with JAM, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceeded 1.45% of the average daily net assets of the Large Cap Value Fund; 1.50% of the average daily net assets of the Small Cap Value Fund; 1.85% of the average daily net assets of the International Value Fund; and 0.85% of the average daily net assets of the Fixed Income Fund, OCM will reimburse the Funds for the amount of such excess. JAM could terminate this fee waiver at any time, but would not do so prior to October 31, 2008.

State Street Bank and Trust acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid based on the net assets of each Fund, by transaction and by out-of-pocket costs. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

8. ADMINISTRATION, SERVICE AND DISTRIBUTION PLAN

SEI Investments Global Funds Services (the "Administrator") serves as the administrator to the Funds. The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher of the per Fund minimum ($70,000 for each of the Large Cap Value Fund, Small Cap Value Fund, and Intermediate Fixed Income Fund, and $90,000 for the International Value Fund), or 0.14% of the first $250 million of the Funds' aggregate net assets; 0.10% of the next $250 million of the Funds' aggregate net assets; and 0.08% of the Funds' aggregate net assets over $500 million.

SEI Investments Distribution Co. (the "Distributor") serves as the distributor to the Funds. Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, each Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of each Fund at an annual rate of up to 0.25%.

Citigroup Fund Services, LLC serves as the transfer agent and dividend disbursing agent to the Funds.

9. LINE OF CREDIT

The Funds entered into an agreement which enables them to participate in a $7.5 million unsecured committed revolving line of credit with State Street Bank and Trust Company (the "Bank"). Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Bank's overnight federal funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum payable at the end of each calendar quarter, is accrued by each Fund based on its average daily unused portion of the line of credit. Such fees are included in Miscellaneous fees on the Statement of Operations. For the year ended October 31, 2007, borrowings by the Small Cap Value Fund and the International Value Fund under the agreement were as follows:

                        Average                 Weighted      Maximum       Month of
                         Daily    Interest      Average       Amount        Maximum
Fund                    Balance     Paid     Interest Rate   Borrowed   Amount Borrowed
----                    -------   --------   -------------   --------   ---------------
Small Cap Value          $4,521     $264         5.76%       $450,000    December 2006
International Value         945       55         5.75%        345,000    November 2006

10. TRANSACTIONS WITH AFFILIATES

Certain officers of the Funds are also officers of the Administrator. Such officers are paid no fees by the Funds for serving as officers of the Funds.


                                                OPTIQUE FUNDS  ANNUAL REPORT  37

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)  OCTOBER 31, 2007


11. MARKET RISKS

The International Value Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that the Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of an investment in the Fund will be magnified. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments, or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

12. OTHER

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. SEC guidance allows implementing FIN 48 as late as the Funds' last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will adopt FIN 48 in its semi-annual report on April 30, 2008. As of October 31, 2007, the Funds do not anticipate a material impact to the financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.

14. SUBSEQUENT EVENT

The management of Johnson Asset Management, Inc. ("JAM") (which currently owns the minority interest in JAM) through its majority ownership of Optique Capital Management, Inc. ("OCM") subject to certain conditions, has agreed to purchase from Johnson Financial Group the majority interest in JAM.


38  OPTIQUE FUNDS  ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONCLUDED)  OCTOBER 31, 2007


On December 3, 2007 Optique Capital Management, Inc. became the investment adviser to the Funds and the JohnsonFamily Funds were renamed Optique Funds. Optique Capital Management, Inc. is majority owned by its employees. The investment advisory agreements between the Funds and Optique Capital Management, Inc. are substantially similar to the investment advisory agreements between the Funds and JAM (see Note 7). Under the new investment advisory agreements, which were approved at a Special Shareholder meeting held on November 30, 2007, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee, but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.45% of the average daily net assets of the Large Cap Value Fund, 1.50% of the average daily net assets of the Small Cap Value Fund, 1.85% of the average daily net assets of the International Value Fund, or 0.85% of the average daily net assets of the Intermediate Fixed Income Fund, Optique Capital Management, Inc. will reimburse the Funds for the amount of such excess.


                                                OPTIQUE FUNDS  ANNUAL REPORT  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


THE BOARD OF DIRECTORS AND SHAREHOLDERS
OPTIQUE FUNDS, INC. (FORMERLY KNOWN AS JOHNSONFAMILY FUNDS, INC.):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Optique Funds, Inc. (formerly known as JohnsonFamily Funds, Inc.), comprising the Optique Large Cap Value Fund, Optique Small Cap Value Fund, Optique International Value Fund and Optique Intermediate Fixed Income Fund, formerly known as the JohnsonFamily Large Cap Value Fund, JohnsonFamily Small Cap Value Fund, JohnsonFamily International Value Fund, and JohnsonFamily Intermediate Fixed Income Fund, respectively (collectively the "Funds"), as of October 31, 2007, and the related statements of operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. As to securities purchased or sold, but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Optique Funds, Inc. (formerly known as the JohnsonFamily Funds, Inc.) as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                                                    /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007


40  OPTIQUE FUNDS  ANNUAL REPORT

DIRECTORS AND OFFICERS OF THE COMPANY 1 (UNAUDITED)

                                                     LENGTH OF     NUMBER OF
                                                       TIME      PORTFOLIOS IN
NAME, ADDRESS                   POSITION HELD         SERVED      FUND COMPLEX   PRINCIPAL OCCUPATION(S) DURING PAST
& AGE                             WITH FUNDS          (YRS.)*       OVERSEEN      FIVE YEARS AND OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
JOANNE BRANDES                  Director                  9           4          Retired; Senior Vice President/General
9130 Kensington Way                                                              Counsel and Secretary of Johnson/
Franklin, WI 53132                                                               Diversey, Inc. from October 1997-2007;
Age: 54                                                                          Officer of S.C. Johnson & Son, Inc. since
                                                                                 1992. Director of Alternative Resources
                                                                                 Corporation and Corporate Family
                                                                                 Solutions, Inc.
----------------------------------------------------------------------------------------------------------------------------
RICHARD BIBLER                  Director                  9           4          Owner of Rudolph Stone Associates, a
1449 E. Goodrich                                                                 financial consulting firm, since prior to
Lane                                                                             1990.
Milwaukee, WI 53217
Age: 75
----------------------------------------------------------------------------------------------------------------------------
F. GREGORY CAMPBELL             Director                  9           4          President of Carthage College since 1987
Carthage College                                                                 Director of Thrivent Mutual Funds.
2001 Alford Drive
Kenosha, WI 53140
Age: 68
----------------------------------------------------------------------------------------------------------------------------
GERALD KONZ                     Director                  9           4          Independent consultant; Vice President,
3515 Taylor                                                                      Tax Counsel and Chairman of the pension
Avenue                                                                           and savings plan investment committees of
Racine, WI 53405                                                                 S.C. Johnson & Son, Inc. from 1982 to 1997.
Age: 75
----------------------------------------------------------------------------------------------------------------------------
GEORGE NELSON                   Director                  9           4          Vice President of Administration and
WISC-TV                                                                          Finance of Evening Telegram, Inc. since
7025 Raymond Road                                                                1982.
Madison, WI 53719-5053
Age: 69
----------------------------------------------------------------------------------------------------------------------------
ASSISTANT OFFICERS
JAMES NDIAYE                    Assistant Vice            3           N/A        Employed by SEI Investments Company since
One Freedom                     President and                                    2004. Vice President, Deutsche Asset
Valley Drive                    Assistant                                        Management from 2003-2004. Associate,
Oaks, PA 19456                  Secretary                                        Morgan, Lewis & Bockius LLP from 2000-
Age: 39                                                                          2003; Counsel, Assistant Vice President
                                                                                 ING Variable Annuities Group from
                                                                                 1999-2000.
----------------------------------------------------------------------------------------------------------------------------
MICHAEL T. PANG                 Assistant Vice            2           N/A        Employed by SEI Investments Company since
One Freedom                     President and                                    2005. Counsel, Caledonian Bank: Trust's
Valley Drive                    Assistant                                        Mutual Funds Group (2004), Counsel, Permal
Oaks, PA 19456                  Secretary                                        Asset Management (2001-2004). Associate,
Age: 35                                                                          Schulte, Ruth & Zabel's Investment
                                                                                 Management Group (2000-2001).
----------------------------------------------------------------------------------------------------------------------------
SOFIA A. ROSALA                 Assistant Vice            3           N/A        Vice President and Secretary--Corporate
One Freedom                     President and                                    Counsel of the Administrator since 2004.
Valley Drive                    Assistant                                        Compliance Officer of SEI Investments
Oaks, PA 19456                  Secretary                                        Company from September 2001 to 2004.
Age: 33                                                                          Account and Product Consultant, SEI
                                                                                 Private Trust Company, 1998-2001.
----------------------------------------------------------------------------------------------------------------------------
JOSEPH GALLO                    Assistant Vice            1           N/A        Employed by SEI Investments Company since
One Freedom                     President and                                    2007. Associate Counsel, IOMA Retirement
Valley Drive                    Assistant                                        Corporation 2004-2007. Federal
Oaks, PA 19456                  Secretary                                        Investigator, U.S. Department of Labor
Age: 34                                                                          2002-2004; U.S. Securities and Exchange
                                                                                 Commission-Division of Investment
                                                                                 Management, 2003.
----------------------------------------------------------------------------------------------------------------------------


                                                OPTIQUE FUNDS  ANNUAL REPORT  41

DIRECTORS AND OFFICERS OF THE COMPANY 1 (UNAUDITED)

                                                     LENGTH OF     NUMBER OF
                                                       TIME      PORTFOLIOS IN
NAME, ADDRESS                   POSITION HELD         SERVED      FUND COMPLEX   PRINCIPAL OCCUPATION(S) DURING PAST
& AGE                            WITH FUNDS            (YRS.)*      OVERSEEN       FIVE YEARS AND OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS
WENDELL PERKINS                 Director               9              4          Senior Vice President of Johnson
Optique Capital                                                                  Asset Management Inc. since 1994.
Management, Inc.
555 Main Street
Suite 440
Racine, WI 53403
Age: 44
----------------------------------------------------------------------------------------------------------------------------
COLETTE WALLNER                 President, Chief       6              N/A        Director and President of Optique
Optique Capital                 Compliance Officer                               Capital Management, Inc.
Management, Inc.                and Anti-Money                                   Previously, President of Johnson
555 Main Street                 Laundering Officer                               Asset Management, Inc. since 2001.
Suite 400
Racine, WI 53403
Age: 50
----------------------------------------------------------------------------------------------------------------------------
STEVEN KLITZING                 Chief Financial        0+++           N/A        CFO of Optique Capital Management,
Optique Capital                 Officer                                          Inc. since December 2007;
Management, Inc.                                                                 Executive VP, CFO and Treasurer of
555 Main Street                                                                  CIB Marine Bancorp from 1987-2007.
Suite 460
Racine, WI 53403
Age: 44
----------------------------------------------------------------------------------------------------------------------------

* Each Director shall hold office during the lifetime of the Fund until the election and qualification of his or her successor, or until he or she is deceased, resigns or is removed from office in accordance with each Fund's Declaration of Trust.

+++   Service began on Dec. 18, 2007.

1     Directors and officers table as of 12/18/07.


42  OPTIQUE FUNDS  ANNUAL REPORT

DISCLOSURE OF FUND EXPENSES (UNAUDITED)


All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

-------------------------------------------------------------------------------------
                                      BEGINNING      ENDING                 EXPENSES
                                       ACCOUNT      ACCOUNT    ANNUALIZED     PAID
                                        VALUE        VALUE       EXPENSE     DURING
                                       5/1/07       10/31/07     RATIOS     PERIOD*
-------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Large Cap Value Fund                  $ 1,000.00   $  976.60      1.00%       $4.98
Small Cap Value Fund                    1,000.00      904.90      1.52         7.30
International Value Fund                1,000.00    1,041.20      1.38         7.10
Intermediate Fixed Income Fund          1,000.00    1,027.20      0.85         4.34

HYPOTHETICAL 5% RETURN
Large Cap Value Fund                  $ 1,000.00   $1,020.16      1.00%       $5.09
Small Cap Value Fund                    1,000.00    1,017.54      1.52         7.73
International Value Fund                1,000.00    1,018.25      1.38         7.02
Intermediate Fixed Income Fund          1,000.00    1,020.95      0.85         4.33
-------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD SHOWN).


                                                OPTIQUE FUNDS  ANNUAL REPORT  43

APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)


On October 9, 2007, the Board of Directors of the Funds approved new investment advisory agreements for each of the Funds and a new sub-advisory agreement for the Intermediate Fixed Income Fund. In their discussion, the Directors considered:

      o the nature, extent and quality of the services provided by Johnson Asset Management and RNC Genter Capital Management LLC (the "Sub-Adviser") under the current investment advisory agreements and the current sub-advisory agreement, and that the services to be performed by Optique Capital Management, Inc. under the new investment advisory agreements and the new sub-advisory agreement are substantially the same as the services performed by Johnson Asset Management under the current investment advisory agreements and the Sub-Adviser under the current sub-advisory agreement;

      o     the investment performance of the Funds;

      o the costs of the services to be provided and profits to be realized by Optique Capital Management, Inc. and the Sub-Adviser from their relationship with the Funds;

      o the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect those economies of scale;

      o     the expense ratios of the Funds; and

      o that the fees paid by the Funds under the new investment advisory agreements and new sub-advisory agreement are the same as the fees paid by the Funds under the current investment advisory agreements and the current sub-advisory agreement.

In considering the nature, extent and quality of the services to be provided by Optique Capital Management, Inc. management of the Funds reported to the Board that Optique Capital Management, Inc. would provide the same services provided by Johnson Asset Management, including portfolio management, shareholder communication and servicing, and regulatory compliance services to the Funds. Shareholder communication and servicing services include preparing letters to shareholders and supervising the services provided by the other service providers. Portfolio management services include oversight of the Sub-Adviser as well as direct portfolio management of all of the Funds other than the Intermediate Fixed Income Fund. Regulatory compliance services include paying the compensation of the Funds' Chief Compliance Officer. The Directors concluded that Optique Capital Management, Inc. will provide essential services to the Funds, services substantially similar to those provided by Johnson Asset Management. The Directors concluded that the Sub-Adviser will provide only portfolio management services to the Intermediate Fixed Income Fund and that Optique Capital Management, Inc. will provide the same non-portfolio management services to the Intermediate Fixed Income Fund as it will to the other Funds.

The Directors took into consideration that on March 13, 2007, the Directors had compared the performance of the Funds to benchmark indices over various periods of time and had concluded that the performance of the Funds warranted the continuation of the current investment advisory agreements. At that meeting they noted that for the three equity Funds, the performance of each Fund exceeded the benchmark indices for some periods but was less than the benchmark indices for other periods, while the performance of the Intermediate Fixed Income Fund was less than its benchmark index for the periods considered. At that meeting the Directors noted that in addition to the absolute performance of the Funds, the Funds adhered to their investment style avoiding style drift. At that meeting the Directors noted that in adhering to their investment styles the three equity Funds had lower betas and price/earnings ratios than the relevant benchmark indices, resulting in less volatility. At that meeting they also noted that the Intermediate Fixed Income Fund was managed more conservatively than its benchmark. In approving the new investment advisory agreements, the Directors concluded that the performance of Optique Capital Management, Inc. under the new investment advisory agreements should be comparable to the performance of Johnson Asset Management under the current investment advisory agreements because the portfolio management team will be substantially the same. With respect to the new sub-advisory agreement, the Directors noted that the sub-adviser to the Intermediate Fixed Income Fund remains the same, and concluded that the proposed acquisition should not impact the performance of the Sub-Adviser.


44  OPTIQUE FUNDS  ANNUAL REPORT

APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED) (CONCLUDED)


The Directors took into consideration that on March 13, 2007, the Directors had concluded that the advisory fees payable by the Funds were reasonable. In reaching this conclusion, the Directors had reviewed a report of the costs of services provided, and the profits realized, by Johnson Asset Management and the Sub-Adviser, from their relationships with the Funds and had concluded that such profits were reasonable and not excessive. The Directors reviewed financial projections for Optique Capital Management, Inc. and concluded that any profits to be realized under the new investment advisory agreements also would be reasonable and not excessive. With respect to the Sub-Adviser, the Directors noted that the sub-adviser to the Intermediate Fixed Income Fund remains the same, along with the fees payable to the Sub-Adviser, and concluded that the proposed acquisition should not alter its prior determination that any profits to be realized by the Sub-Adviser would be reasonable and not excessive.

The Directors took into consideration that on March 13, 2007, the Directors had also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds (but not non-mutual fund accounts managed by Johnson Asset Management) and had concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were typically in the middle 60% of the range of comparable mutual funds. At that meeting the Directors noted that Johnson Asset Management and not the Intermediate Fixed Income Fund paid the sub-advisory fee. At that meeting the Directors had reviewed a report from Johnson Asset Management indicating that the Funds' expense ratios were declining as the assets of the Funds grew, indicating that there were economies of scale benefiting the shareholders. At that meeting the Directors had also considered whether the investment advisory fee schedules should be adjusted for an increase in assets under management, and they had concluded that "breakpoints" were not warranted given the anticipated growth of the Funds in the next year and the other factors considered. The Directors reviewed financial projections prepared by Optique Capital Management, Inc. that supported the finding that the conclusions reached in March 2007 relating to the expense ratios for all of the Funds were applicable to these Funds under the new investment advisory agreements as well.


                                                OPTIQUE FUNDS  ANNUAL REPORT  45

NOTICE TO SHAREHOLDERS (UNAUDITED)


For shareholders that do not have an October 31, 2007 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2007 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2007, each Fund is designating the following items with regard to distributions paid during the year.

                                      LONG TERM
                                        CAPITAL        ORDINARY                                   QUALIFYING
                                          GAINS          INCOME           TOTAL      QUALIFYING     DIVIDEND
FUND                              DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   DIVIDENDS (1)   INCOME (2)
------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                      37.00%          63.00%            100%          59.31%       61.29%
Small Cap Value Fund                      44.98%          55.02%            100%          11.58%       11.51%
International Value Fund                  79.77%          20.23%            100%           0.00%         100%
Intermediate Fixed Income Fund             0.00%            100%            100%           0.00%        0.00%

                                          U.S.    QUALIFIED           QUALIFIED            FEDERAL
                                    GOVERNMENT     INTEREST          SHORT TERM        WITHHOLDING
FUND                              INTEREST (3)   INCOME (4)   CAPITAL GAINS (5)   PASS THROUGH (6)
--------------------------------------------------------------------------------------------------
Large Cap Value Fund                      0.00%        0.00%                100%              0.00%
Small Cap Value Fund                      0.00%        0.00%                100%              0.00%
International Value Fund                  0.00%        0.00%                100%             14.00%
Intermediate Fixed Income Fund           39.94%       97.90%               0.00%              0.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS, WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

(2)   THE  PERCENTAGE  IN THIS  COLUMN  REPRESENTS  THE  AMOUNT  OF  "QUALIFYING
      DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

(3) "U.S. GOVERNMENT INTEREST" REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX.

      HOWEVER, FOR SHAREHOLDERS OF ANY OF THE FUNDS WHO ARE RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST INCOME" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(5) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(6) FOREIGN TAX CREDIT PASS THROUGH REPRESENTS AMOUNTS ELIGIBLE FOR THE FOREIGN TAX CREDIT AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." THE INTERNATIONAL VALUE FUND INTENDS TO PASS THROUGH FOREIGN TAX CREDITS IN THE AMOUNT OF $267,631 TO SHAREHOLDERS AS OF OCTOBER 31, 2007. THE TOTAL GROSS AMOUNT OF FOREIGN SOURCE INCOME FOR THE FISCAL YEAR ENDED OCTOBER 31, 2007, WAS $3,230,067.

THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2007. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR 2007 FORM 1099-DIV.


46  OPTIQUE FUNDS  ANNUAL REPORT

SHAREHOLDER VOTING RESULTS (UNAUDITED)


A special meeting of the shareholders of the JohnsonFamily Large Cap Value Fund, the JohnsonFamily Small Cap Value Fund, the JohnsonFamily International Value Fund and the JohnsonFamily Intermediate Fixed Income Fund (each a "Fund" and collectively "the Funds"), and each a series of JohnsonFamily Funds, Inc., a Maryland corporation registered under the Investment Company Act of 1940 (the "Company"), was held on November 30, 2007 to vote on the following matters:

PROPOSAL 1

To approve a new investment advisory agreement for each Fund;

                                                             % OF          % OF
                                                 SHARES    SHARES        SHARES
                                                  VOTED     VOTED   OUTSTANDING
--------------------------------------------------------------------------------
Large Cap Value Fund
                                FOR          12,454,389    99.99%        92.06%
                                AGAINST               0     0.00%         0.00%
                                ABSTAIN           1,434     0.01%         0.01%
Small Cap Value Fund
                                FOR           2,791,429    99.89%        84.58%
                                AGAINST           2,519     0.09%         0.08%
                                ABSTAIN             461     0.02%         0.01%
International Value Fund
                                FOR           5,051,628    99.50%        82.61%
                                AGAINST          22,448     0.44%         0.36%
                                ABSTAIN           2,984     0.06%         0.05%
Intermediate Fixed
Income Fund
                                FOR          57,470,936    99.99%        98.10%
                                AGAINST               0     0.00%         0.00%
                                ABSTAIN             483     0.01%         0.00%

PROPOSAL 2

To approve a new sub-advisory agreement for the JohnsonFamily Intermediate Fixed Income Fund.

                                                             % OF          % OF
                                                 SHARES    SHARES        SHARES
                                                  VOTED     VOTED   OUTSTANDING
--------------------------------------------------------------------------------
                                FOR           5,747,093    99.99%        98.10%
                                AGAINST               0     0.00%         0.00%
                                ABSTAIN             483     0.01%         0.00%


                                                OPTIQUE FUNDS  ANNUAL REPORT  47

                                      NOTES

This report has been prepared for the general information of Optique Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Optique Funds prospectus, which contains more complete information about Optique Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Securities and Exchange Commission's (the "Commission") web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-276-8272; (ii) at the Funds' website at
HTTP://WWW.OPTIQUECAPITAL.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV.

                          [OPTIQUE FUNDS LOGO OMITTED]

                                  P.O. Box 515
                              Racine, WI 53401-0515

OPT-AR-001-0200

ITEM 2.   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer or controller.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George A. Nelson. Mr. Nelson is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP Related to the Funds

KPMG LLP billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                       FISCAL 2007                                            FISCAL 2006
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Funds that were   service           service           Funds that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $70,800              $0                $0                $65,500           $0                $0
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-            $0                $0                $0                 $0               $0                $0
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax               $0                $0                $0                $0                $0                $0
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All               $0                $0                $0              $2,000              $0                $0
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Before the principal accountant is engaged by the Funds to render audit or non-audit services, the engagement is approved by the Funds' Audit Committee.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

            ------------------------- ----------------- ----------------
                                         FISCAL 2007     FISCAL 2006
            ------------------------- ----------------- ----------------
            Audit-Related Fees               0%               0%

            ------------------------- ----------------- ----------------
            Tax Fees                         0%               0%

            ------------------------- ----------------- ----------------
            All Other Fees                   0%               0%

            ------------------------- ----------------- ----------------


(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $0 and $0 for 2007 and 2006, respectively.

(h)      Not applicable.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Optique Funds, Inc.


By (Signature and Title)*                    /s/ Colette M. Wallner
                                             -----------------------------
                                             Colette M. Wallner, President

Date: December 31, 2007





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                    /s/ Colette M. Wallner
                                             -----------------------------
                                             Colette M. Wallner, President

Date: December 31, 2007


By (Signature and Title)*                    /s/ Brian Leonard
                                             -----------------------------
                                             Brian Leonard, Treasurer

Date: December 31, 2007

* Print the name and title of each signing officer under his or her signature.